                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                                                File No. 0-17973
[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                                 MEDCROSS, INC.
                (Name of Registrant As Specified in its Charter)
Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

          N/A
     -----------------------------------------------------------------

2)   Aggregate number of securities to which transaction applies:

          N/A
     -----------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          N/A
     -----------------------------------------------------------------

4)   Proposed maximum aggregate value of transaction:

          N/A
     -----------------------------------------------------------------

5)   Total fee paid:     $______________

[ ]  Fee paid previously with preliminary materials.

__________________________
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

1)     Amount Previously Paid:

       _______________________________________________________________

2)     Form, Schedule or Registration Statement No.:

       _______________________________________________________________

3)     Filing Party:

       _______________________________________________________________

4)     Date Filed:

       _______________________________________________________________

                                 MEDCROSS, INC.
                            3227 Bennet Street North
                           St. Petersburg, FL  33713



                              _____________, 1997



Dear Shareholder:

  You are cordially invited to attend the Annual Meeting of Shareholders of
Medcross, Inc. on ____________, 1997.  The meeting will begin at      (time)
                                                                 --------------
a.m. at the      (place)     ,      (address)     .
            -----------------  -------------------

  Information regarding each of the matters to be voted upon at the Annual Meeting is contained in the attached Proxy Statement. We urge you to read the Proxy Statement carefully. The Proxy Statement is being mailed to all shareholders on or about ________________, 1997.

  Because it is important that your shares be voted at the Annual Meeting, whether or not you plan to attend in person, we urge you to complete, date, and sign the enclosed proxy card and return it as promptly as possible in the accompanying envelope. If you are a shareholder of record and do attend the Annual Meeting and wish to vote your shares in person, even after returning your proxy, you still may do so.

  We look forward to seeing you in      (city)     , on  ________________, 1997.
                                   ----------------

                                    Very truly yours,



                                    John W. Edwards, President

                                 MEDCROSS, INC.
                            3227 Bennet Street North
                           St. Petersburg, FL  33713

                         ______________________________

                    Notice of Annual Meeting of Shareholders
                       To be Held ________________, 1997
                         ______________________________

To the Shareholders of Medcross, Inc.:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Medcross,
Inc., a Florida corporation (the "Company"), will be held at      (place)      ,
                                                             ------------------
  (address)   , on ____________, 1997, at      (time)      a.m. and thereafter
--------------                            ----------------
as it may from time to time be adjourned, for the following purposes:

  1. To elect two Class III Directors to serve for three years or until their successors have been duly elected and qualified;

  2. To approve and adopt an amendment to the Company's Articles of Incorporation to effect the change of the Company's name to I-Link, Inc.;

  3. To approve and adopt an amendment to the Company's Articles of Incorporation to effect the increase in the number of authorized shares of Preferred Stock of the Company from 500,000 shares of preferred stock, $10 par value, to 2,000,000 shares of preferred stock, $10 par value, to permit the conversion of convertible notes issued in September 1996 and for other corporate purposes;

  4. To approve and adopt an amendment to the Company's Articles of Incorporation to effect the increase in the number of authorized shares of common stock from 20 million shares of common stock, $.007 par value, to 50 million shares of common stock, $.007 par value, to permit the issuance of shares in connection with the Company's acquisition of Family Telecommunications Incorporated, the issuance of options and warrants and for other general corporate purposes;

  5. To approve the adoption of the 1997 Recruitment Stock Option Plan which provides for the issuance of Incentive Stock Options, Non-Qualified Stock Options and Stock Appreciation Rights; and

  6. To transact such other business as may properly come before the meeting or any adjournment thereof.

  Shareholders should note that the Company's By-Laws provide that no proposals or nominations of Directors by Shareholders shall be presented for vote at an Annual Meeting of Shareholders unless notice complying with the requirements in the By-Laws is provided to the Board of Directors or the Company's Secretary no later than the close of business on the fifth day following the day that notice of the meeting is first given to Shareholders.

  WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO AMERICAN STOCK TRANSFER & TRUST COMPANY, 40 WALL STREET, 46TH FLOOR, NEW YORK, NEW YORK 10005.

                                         By Order of the Board of Directors,

                                         David E. Hardy, Secretary
St. Petersburg, Florida
____________________, 1997

                                 MEDCROSS, INC.

                                Proxy Statement
                          Dated _______________, 1997
                         Annual Meeting of Shareholders

                                    SUMMARY

  This Proxy Statement is being furnished to Shareholders in connection with the solicitation of proxies by the Board of Directors of Medcross, Inc., a Florida corporation (the "Company"), for use at the Annual Meeting of Shareholders
to be held on _____________, 1997, at (time), at the (address) or at any
                                       ----           -------
adjournments thereof (the "Annual Meeting"), as set forth in the accompanying Notice of Annual Meeting. This Proxy Statement and the accompanying form of proxy are first being mailed to Shareholders on or about _______________, 1997. The principal executive offices of the Company are located at 3227 Bennet Street, St. Petersburg, Florida 33713.

  The Annual Meeting has been called to consider and take action on the following proposals:

  1. To elect two Class III Directors to serve for three years or until their successors have been duly elected and qualified;

  2. To approve and adopt an amendment to the Company's Articles of Incorporation to effect the change of the Company's name to I-Link, Inc.;

  3. To approve and adopt an amendment to the Company's Articles of Incorporation to effect the increase in the number of authorized shares of Preferred Stock of the Company from 500,000 shares of Preferred Stock, $10 par value, to 2,000,000 shares of Preferred Stock, $10 par value, to permit the conversion of the Convertible Notes issued in September 1996 and for other corporate purposes;

  4. To approve and adopt an amendment to the Company's Articles of Incorporation to effect the increase in the number of authorized shares of Common Stock from 20 million shares of Common Stock, $.007 par value, to 50 million shares of Common Stock, $.007 par value, to permit the issuance of shares in connection with the Company's acquisition of Family Telecommunications Incorporated, the issuance of options and warrants and for other general corporate purposes;

  5. To approve the adoption of the Medcross, Inc. 1997 Recruitment Stock Option Plan; and

  6. To transact such other business as may properly come before the meeting or any adjournment thereof.

  Affirmative action with respect to each of the above proposals has been taken by a majority of the Company's Board of Directors and the Board of Directors recommends that the Shareholders vote in favor of each of the proposals. The close of business on March 11, 1997, has been fixed as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof (the "Record Date"). The stock transfer books will not be closed.

                    SOLICITATION AND REVOCATION OF PROXIES

  As of the Record Date there are 11,607,597 shares of the Company's common stock, par value $.007 per share (the "Common Stock"), issued and outstanding, 7,500 shares of the Company's Class B Variable Rate Cumulative Convertible Preferred Stock, par value $10.00 per share (the "Class B Preferred Stock"), issued and outstanding, and 240,000 shares of Class C Convertible Cumulative Redeemable Preferred Stock, par value $10.00 per share (the "Class C Preferred Stock") issued and outstanding. Each share of Common Stock of record as of the Record Date is entitled to one vote in all matters properly brought before the Annual Meeting. The Class B Preferred Stock and Class C Preferred Stock are non-voting except as otherwise specifically required by applicable law. Only holders of record of shares of Common Stock as of the close of business on the Record Date will be entitled to vote at the Annual Meeting; however, holders of the Company's outstanding Preferred Stock are entitled to notice of all stockholder meetings at the same time and in the same manner as notice is given to all stockholders entitled to vote at such meetings.

  The holders of a majority of all of the shares of stock entitled to vote at the Annual Meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. Shares as to which authority to vote has been withheld with respect to the election of any nominee for director will not be counted as a vote for such nominee. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business but are not counted as an affirmative vote for purposes of determining whether a proposal has been approved.

  The Class III Director nominees named in Proposal 1 of this Proxy Statement must receive a plurality of the votes cast by the shares entitled to vote to be elected. In order to obtain the approval of Proposals 2, 3, 4 and 5, the votes cast by the holders of the Common Stock and represented at the Annual Meeting and entitled to vote, in person or by proxy, favoring the action must exceed the votes cast opposing the action.

  The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996, including audited financial statements, is enclosed herewith.

  Proxies given by Shareholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, Shareholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the Shareholder or his attorney authorized in writing or, if the Shareholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, that the proxy is to be used, or with the chairman of such meeting on the day of the Annual Meeting or adjournment thereof, and upon either of such deposits the proxy is revoked.

  As of the Record Date, all of the present directors, as a group of five persons, own beneficially 5,416,683 shares (42.1% of the total outstanding shares) and all of the present directors and executive officers of the Company, as a group of nine persons, owned beneficially 5,712,851 shares (43.4% of the total outstanding shares) of the Common Stock of the Company. The Company believes that such officers and directors intend to vote their shares for each of the proposals set forth herein. Officers and directors of the Company have agreed to vote an aggregate of 6,956,000 shares of Common Stock in favor of Proposals 3 and 4. To the knowledge of management, as of the Record Date, the only executive officers, directors and nominee for director who owned beneficially five percent or more of the Company's outstanding shares of Common Stock were Clay Wilkes, R. Huston Babcock and John W. Edwards. In addition, Ilink, Ltd., of which GNet Enterprises, Inc. is the general partner, and which corporation is owned by Clay Wilkes, owned beneficially 16.6% of the Company's outstanding shares of Common Stock. See "Security Ownership of Certain Beneficial Owners and Management."

  ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ABSTENTIONS AND BROKER NON-VOTES ARE COUNTED FOR PURPOSES OF DETERMINING THE PRESENCE OR ABSENCE OF A QUORUM BUT ARE NOT COUNTED AS AN AFFIRMATIVE VOTE FOR PURPOSES OF DETERMINING WHETHER A PROPOSAL HAS BEEN APPROVED. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE BOARD OF DIRECTORS WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING.

  The cost of soliciting proxies in the accompanying form will be borne by the Company. The Company may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.


                        DISSENTERS' RIGHTS OF APPRAISAL

  The Board of Directors has not proposed any action for which the laws of the State of Florida, the Certificate of Incorporation or By-Laws of the Company provide a right of a Shareholder to dissent and obtain payment for shares.


                       INTEREST OF OFFICERS AND DIRECTORS
                          IN MATTERS TO BE ACTED UPON

  Mr. John Edwards and Dr. R. Huston Babcock, Class III Directors, are being nominated for election to the office of Director and serve in their capacities as Directors. In addition, officers and directors of the Company have an interest in Proposals 3, 4 and 5 inasmuch as officers and directors owning options to purchase an aggregate of 4,153,501 shares of Common Stock have agreed not to exercise any options owned by them unless and until the shareholders of the Company approve an increase in authorized capital stock and such persons will also be entitled to receive options to purchase Common Stock under the 1997 Recruitment Stock Option Plan.


                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

  The Common Stock constitutes the only voting securities of the Company. Each share of Class B Preferred Stock is convertible, at the option of the holder thereof, into approximately 24.47 shares of Common Stock, subject to adjustment upon the occurrence of certain events. Each share of Class C Preferred Stock is convertible, at the option of the holder thereof, into such number of shares of the Company's Common Stock as shall equal $60 divided by the lower of (i) $2.50 or (ii) the closing bid price for any five consecutive trading days during the period commencing on September 6, 1996 and ending on March 5, 1998. The table below sets forth information, to the best of the Company's knowledge, with respect to the total number of shares of the Company's Common Stock, Class B Preferred Stock and Class C Preferred Stock beneficially owned by each director, the Company's Named Executive Officers, each beneficial owner of more than five percent of the Common Stock, and all directors and executive officers as a group, as reported by each such person, as of the Record Date. On that date, there were 11,607,597 shares of the Company's Common Stock issued and outstanding, no shares of the Company's Class A Preferred Stock issued and outstanding, 7,500 shares of the Company's Class B Preferred Stock issued and outstanding, and 240,000 shares of the Company's Class C Preferred Stock issued and outstanding.



                                                                                                      % of Outstanding
       Name and Address                             Title of            Number of Shares          Shares of Common Stock
      of Beneficial Owner /(1)/                      Class             Beneficially Owned           Beneficially Owned/(2)/
--------------------------------------            -----------          ------------------         -------------------------
Four M International, Inc./(3)/                   Common Stock            3,772,832/(4)/                     32.5%
1980 Post Oak Boulevard
Houston, TX  77056

Ilink, Ltd./(5)/                                  Common Stock            1,925,141                          16.6%
c/o Clay Wilkes
2100 E. Bengal Blvd. #M104
Salt Lake City, UT  84121

Clay Wilkes/(6)/                                  Common Stock            3,713,344/(7)/                     31.9%
2100 E. Bengal Blvd. #M104
Salt Lake City, UT  84121

Benchmark Equity Group Inc.                       Common Stock            2,099,174/(10)/                    17.9%
700 Gemini                                       Class C Preferred              752
Houston, TX  77058                                     Stock

R. Huston Babcock, M.D.                           Common Stock              682,173/(11)/                     5.8%
741 12th Street North                            Class B Preferred            7,500
St. Petersburg, FL  33705                              Stock

Henry Y.L. Toh/(3)/                               Common Stock              188,501/(12)/                     1.6%
3227 Bennet Street North
St. Petersburg, FL  33713

John W. Edwards                                   Common Stock              711,665/(13)/                     5.8%
13751 S. Wadsworth Park Drive
Draper, UT    84020

T6-G Limited Partnership/(8)/                     Common Stock              720,083/(9)/                      6.1%
185 South State Street                           Class C Preferred            7,133
Salt Lake City, UT                                     Stock

William A. Baquet                                 Common Stock              785,284/(14)/                     6.8%
33 Libby Avenue
Hicksville, NY  11801

Commonwealth Associates                           Common Stock            1,911,392/(15)/                    15.4%
733 Third Avenue                                 Class C Preferred            3,750
Suite 700                                              Stock
New York, NY  10017


Alex Radulovic/(16)/                              Common Stock              769,824/(17)/                     6.6%
13751 S. Wadsworth Park Drive
Draper, UT    84020

Joseph A. Cohen                                   Common Stock              121,000/(18)/                     1.0%
1370 Avenue of the Americas                      Class C Preferred            3,000
New York, NY  10019                                    Stock



Karl S. Ryser, Jr.                                Common Stock               65,910/(12)/                     *
13751 S. Wadsworth Park Drive
Draper, UT  84020


                                                                                                      % of Outstanding
       Name and Address                             Title of            Number of Shares          Shares of Common Stock
      of Beneficial Owner /(1)/                      Class             Beneficially Owned           Beneficially Owned/(2)/
--------------------------------------            -----------          ------------------         -------------------------
William H. Flury                                  Common Stock              105,650/(19)/                     *
13751 S. Wadsworth Park Drive                    Class C Preferred            2,666
Draper, UT  84020                                      Stock


David E. Hardy                                    Common Stock               71,750/(12)/                     *
60 East South Temple
Salt Lake City, UT  84111

All Executive Officers and                        Common Stock            5,712,851/(20)/                    43.4%
Directors as a Group (9 Persons)                 Class C Preferred            5,666
                                                       Stock

________________________________
*    Represents less than 1%.
(1) Unless noted, all of such shares are owned of record by each person or entity named as beneficial owner and such person or entity has sole voting and dispositive power with respect to the shares of Common Stock owned by each of them.
(2) As to each person or entity named as beneficial owners, such person or entity's percentage of ownership is determined by assuming that any options or convertible securities held by such person or entity which are exercisable or convertible within 60 days from the date hereof have been exercised or converted, as the case may be. Does not give effect to the agreement of certain holders of outstanding options not to exercise such options pending shareholder approval of an increase in the authorized capital stock of the Company. See Footnote 4.
(3) Mr. Toh, a director of the Company and one of two directors of Four M, has disclaimed beneficial ownership of the shares of the Common Stock owned by Four M.
(4) Represents the number of shares of Common Stock owned by the noted shareholder. As set forth hereinbelow, Four M has granted certain options exercisable commencing July 1, 1996 (subject to the satisfaction of certain conditions) to purchase 3,722,832 shares of Common Stock. Commonwealth and affiliates or associates thereof have the right to purchase 224,187 shares of Common Stock prior to September 6, 1997 and 270,696 shares of Common Stock prior to December 31, 1997. Benchmark Equity Group, Inc. ("Benchmark") has the right to purchase 514,559 shares of Common Stock prior to September 6, 1997 and 537,500 shares prior to December 31, 1997. Certain employees and members of management of ILINK and/or the Company have the right to purchase 825,000 shares of Common Stock prior to September 6, 1997 and 825,000 shares prior to December 31, 1997.
(5) G Net Enterprises, Inc. ("G Net") is the General Partner of Ilink, Ltd. and Clay Wilkes, a director of the Company, is the sole shareholder of G Net.
(6) Ilink, Ltd., a limited partnership, owns an aggregate 1,925,141 shares of Common Stock. The Company has been informed that Mr. Wilkes, a director of the Company, owns a 61.6424% interest in Ilink, Ltd.; pursuant to Rule 13d-1 under the Exchange Act, he may be deemed to indirectly beneficially own the 1,925,141 shares owned by Ilink, Ltd.
(7)  Includes 1,925,141 shares of Common Stock held of record by Ilink, Ltd.
     See previous footnote. Also includes 780,000 shares of Common Stock purchasable upon exercise of an option exercisable commencing on July 1, 1996 granted by Four M and options to purchase 20,000 shares of Common Stock issuable by the Company. Excludes an option granted by the Company on July 1, 1996 to purchase 1,500,000 shares of Common Stock at an exercise price of $7.00 per share, vesting in 25% increments in the event that the average closing bid price of a share of the Company's Common Stock for five consecutive trading days exceeds $10, $15, $20 and $25, respectively. Such option becomes exercisable (to the extent vested) on June 30, 1997, vests in its entirety on June 30, 2001 and lapses on June 30, 2002. Of the shares owned, 30,000 have been pledged to secure the repayment of loans in the principal amount of $90,000 made in March 1997. The loans bear interest at the rate of 8% per annum and are due and payable on or before September 30, 1997, at the discretion of the payee in cash or the shares of Common Stock.
(8) Ilink, Ltd., a limited partnership, owns an aggregate 1,925,141 shares of Common Stock. The Company has been informed that T6-G Limited Partnership owns a 9.5% interest in Ilink, Ltd.; pursuant to Rule 13d-1 under the Exchange Act, it may be deemed to indirectly beneficially own 548,891 of the shares owned by Ilink, Ltd.
(9) Includes 548,891 shares of Common Stock held of record by Ilink, Ltd. See previous footnote. Also includes 171,192 shares of Common Stock which are issuable upon conversion of 7,133 shares of Class C Preferred Stock.
(10) Includes 761,570 shares of Common Stock and 91,771 shares of Common Stock issuable upon conversion of 3,750 shares of Class B Preferred Stock subject of an option exercisable commencing July 1, 1996 granted by R. Huston Babcock to the noted shareholder and 30,726 shares issued, and an additional 1,052,059 shares of Common Stock which may be purchased, upon exercise of an option exercisable commencing July 1, 1996 granted by Four M to the noted shareholder. Also includes (a) 18,048 shares of Common Stock issuable upon conversion of 752 shares of Class C Preferred Stock, and (b) 145,000 shares of Common Stock, all of which 163,048 shares are beneficially owned by Trident I, LLC, of which the noted shareholder is the manager with the power to exercise investment, dispositive and voting control.

(11) Includes: (a) 183,542 shares of Common Stock into which the 7,500 shares of Class B Preferred Stock owned by the noted stockholder are convertible; and
     (b) 38,501 shares of Common Stock issuable pursuant to options exercisable within 60 days of the date hereof. 91,771 of the shares of Common Stock issuable upon conversion of such shares of the Class B Preferred Stock are subject to an option granted by the noted stockholder to Benchmark.
(12) Represents 4,000 shares of Common Stock and 67,750 shares issuable pursuant to options exercisable within 60 days of the date hereof.
(13) Includes 416,665 shares of Common Stock subject to the vested portion of Mr. Edwards' option to purchase 1,000,000 shares of Common Stock. Also includes 295,000 shares of Common Stock subject to options held by Mr. Edwards, and 25,000 shares of Common Stock subject to a warrant held by Mr. Edwards. See "Executive Compensation--Employment Agreements" and "Certain Relationships and Related Transactions."
(14) Includes 15,503 shares of Common Stock issued and 525,890 shares issuable pursuant to options exercisable commencing July 1, 1996 granted by Four M and 243,891 Kanter Shares.
(15) Includes 46,509 shares issued and an additional 494,883 shares of Common Stock issuable pursuant to options exercisable commencing July 1, 1996 granted by Four M to Commonwealth and 530,000 shares of Common Stock owned by certain affiliates and control persons of the named shareholder. Also includes 750,000 shares of Common Stock subject to warrants held by the named stockholder and 90,000 shares of Common Stock issuable upon conversion of 3,750 shares of Class C Preferred Stock which are held by certain affiliates of the named stockholder. Does not include shares of Common Stock which may be held by Commonwealth from time to time in its trading account in connection with ordinary market-making activities.
(16) Ilink, Ltd., a limited partnership, owns 1,925,141 shares. The Company has been informed that Mr. Radulovic owns a 4.67% interest in Ilink, Ltd.; pursuant to Rule 13d-1 under the Exchange Act, he may be deemed to indirectly beneficially own 269,824 of the shares owned by Ilink, Ltd.
(17) Includes 269,824 shares of Common Stock held of record by Ilink, Ltd. See previous footnote. Also includes 500,000 shares of Common Stock issuable pursuant to options exercisable commencing July 1, 1996 granted by Four M but excludes an option granted by the Company on July 1, 1996, to purchase 500,000 shares of Common Stock at an exercise price of $7.00 per share, vesting in 25% increments in the event that the average closing bid price of a share of the Company's Common Stock for five consecutive trading days exceeds $10, $15, $20 and $25, respectively. Such option becomes exercisable (to the extent vested) on June 30, 1997, vests in its entirety on June 30, 2001 and lapses June 30, 2002.
(18) The Company has agreed to issue options to purchase 64,000 shares of Common Stock to Mr. Cohen, to be exercisable at the fair market value thereof on September 30, 1996. Of such options, 24,000 shall vest and become exercisable immediately upon grant, 20,000 shall vest and become exercisable on the first anniversary of the grant, and 20,000 shall vest and become exercisable on the second anniversary of the grant. Represents shares to become immediately issuable upon exercise of such options. Includes an additional 25,000 shares issuable upon exercise of options issuable to Mr. Cohen and 72,000 Conversion Shares, subject to adjustment, issuable to the Leslie Group upon conversion of Class C Preferred Stock. Mr. Cohen is President of the Leslie Group, Inc., which is a limited partner of the parent of Commonwealth, and which holds 3,000 shares of Class C Preferred Stock.
(19) Includes 41,666 shares of Common Stock issuable pursuant to options exercisable within 60 days of the date hereof and 54,000 shares of Common Stock issuable upon conversion of 2,666 shares of Class C Preferred Stock, including 500 shares of Class C Preferred Stock held in the name of Mr. Flury's wife.
(20) Includes 1,140,243 shares of Common Stock which may be obtained pursuant to options exercisable within 60 days of the date hereof, 183,542 shares of Common Stock into which the 7,500 shares of Class B Preferred Stock are convertible and 111,984 shares of Common Stock, into which 4,666 shares of Class C Preferred Stock are convertible. Also includes 780,000 shares of Common Stock subject of an option exercisable commencing on July 1, 1996 granted by Four M and 1,925,141 shares owned of record by Ilink, Ltd. (see footnote 6), and excludes certain unvested options granted by the Company.


Certain Litigation by Shareholder

     For a description of litigation brought against the Company by a shareholder, see "Legal Proceedings."

                       DIRECTORS AND EXECUTIVE OFFICERS

  The directors and executive officers of the Company are:

     Name                  Age                        Title
---------------           -----     --------------------------------------------



John W. Edwards..........   41      President, Chief Executive Officer and
                                    Director of the Company and Chief
                                    Executive Officer of ILINK

Clay Wilkes..............   36      Chairman of the Board of the Company

Karl S. Ryser, Jr........   41      Treasurer and Chief Financial Officer of the
                                    Company and Chief Financial Officer of ILINK

David E. Hardy...........   44      Secretary of the Company

William H. Flury.........   42      Vice President, Sales & Marketing of ILINK

Dorothy L. Michon........   41      Vice President, Operations of the Company

Henry Y.L. Toh...........   39      Director of the Company

R. Huston Babcock, M.D...   67      Director of the Company

Joseph A. Cohen..........   49      Director of the Company

  The Company's Articles of Incorporation provide that the number of directors of the Company shall not be less than five or more than nine. Currently, the Board of Directors has five members. The Company's Articles of Incorporation provide that the Board of Directors is divided into three classes. Messrs. Joel
S. Kanter (who resigned in July 1996 for personal reasons) and Henry Y.L. Toh, Class II Directors, stood for re-election at the annual meeting of shareholders in 1995. The terms of office of Mr. Toh and Joseph A. Cohen, who was appointed a Class II Director in September 1996 as the designee of Commonwealth, will expire at the second annual meeting of shareholders following the Annual Meeting. The terms of office of Dr. R. Huston Babcock and John W. Edwards, Class III Directors, expire at the upcoming Annual Meeting of shareholders and such persons have been nominated for re-election. See Proposal 1. The term of office of Clay Wilkes, a Class I Director, expires at the next succeeding Annual Meeting of shareholders. Commonwealth has also designated Michael Falk to be a non-voting advisor to the Board. In addition, Commonwealth has the right to approve the Company's selection of a second outside director in accordance with the terms of the Sales Agency Agreement between the Company and Commonwealth Associates entered into in July 1996 in connection with the Company's private placement of Class C Preferred Stock. A second outside director has not been selected as of the date hereof.

  Biographical information with respect to the present executive officers, directors, and key employees of the Company are set forth below. There are no family relationships between any present executive officers and directors except that John W. Edwards and Robert W. Edwards, Jr. are brothers.

  John W. Edwards, President, Chief Executive Officer and Director of the Company. Mr. Edwards was selected to fill a vacancy on the Board of Directors as a Class III director in June 1996. Mr. Edwards serves as the Chief Executive Officer of ILINK and, as of September 30, 1996, serves as the President and Chief Executive

Officer of the Company. Mr. Edwards served as President and a director of Coresoft, Inc., a software company developing object-oriented computer solutions for small businesses from September 1995 to April 1996. During the period August 1988 through July 1995, Mr. Edwards served in a number of executive positions with Novell, Inc., a software company providing networking software, including Executive Vice President of Strategic Marketing, Executive Vice President of the Appware and Desktop Systems Groups and Vice President of Marketing of the NetWare Systems Group. Mr. Edwards was involved in the development of the NetWare 386 product line. Until May 1996, he was a visiting faculty member at the Marriott School of Management at Brigham Young University. Mr. Edwards received a B.S. degree in Computer Science from Brigham Young University and has taken graduate courses in Computer Science at Brigham Young University. Mr. Edwards has been nominated for reelection to the Board of Directors as a Class III Director.

  Clay Wilkes, Chairman of the Board of the Company.  Mr. Wilkes was elected by
the Board of Directors of the Company as a Class I Director in April 1996.   Mr.
Wilkes served as President and Chief Executive Officer of ILINK from inception to April 1996, Chief Technology Officer of ILINK until January 1997 and is a director of ILINK. Mr. Wilkes has served as President of GNET Enterprises, Inc., the general partner of Ilink, Ltd., since its inception. From February 1993 through June 1994, Mr. Wilkes has served as a consultant to IBM in Austin, Texas on the PowerPC project. From August 1990 through September 1992, he was responsible for UNIX product development at Novell, Inc. in Provo, Utah, where he managed the networking server and client development groups. Mr. Wilkes has spent many years in the management and development of computer communications software. Mr. Wilkes attended the University of Oregon and Brigham Young University and course work in Computer Science at Utah State University.

  Karl S. Ryser, Jr., Treasurer and Chief Financial Officer of the Company and of ILINK. Mr. Ryser was self-employed as a corporate financial consultant from May 1995 until September 1996, when he joined ILINK as its Treasurer. From July 1993 through April 1995, Mr. Ryser served as Vice President of Finance and Treasurer of Megahertz Corporation, a publicly-held manufacturer of data communication products, in which position he served until Megahertz was acquired by U.S. Robotics Corporation. After earning his MBA, Mr. Ryser's work experience was concentrated in the investment banking field, working first with the Capital Markets Division of First Security Corporation and later with Dain Bosworth, Inc. Mr. Ryser holds a B.S. degree in Finance from the University of Utah in 1979, and an MBA from the University of San Diego in 1982.

  William H. Flury, Vice President, Sales and Marketing of ILINK. Mr. Flury has over 17 years of sales and marketing management experience. From November 1994 to March 1996, Mr. Flury held the Vice President of Worldwide Sales position at Zebra Technologies, VTI. From June 1988 to September 1989, Mr. Flury was employed by Novell, Inc., where he was the Senior Director of National Accounts and Industry Markets. From November 1989 to July 1992, he worked for Adobe Systems as Director of Market Development. From August 1992 to October 1994, he was employed by NetLabs as Vice President of Worldwide Sales and Customer Support. From October 1994 to March 1996, he was employed by Vertical Technologies. Mr. Flury has established domestic and international programs in direct sales, multi-tiered channel sales, and OEM sales. Mr. Flury holds Business and Sociology degrees from the University of Utah, and is a graduate of the Stanford Executive Program.

  Dorothy L. Michon, Vice President, Operations of the Company. Ms. Michon joined the Company in August 1983 as C.T. Technologist, was promoted to Technical Director in 1983, and then Associate Director of Operations in 1985. She was elected as the Company's Vice President - Operations in March 1990. She holds an Associate Degree in Radiology Technology and a B.S. degree in Professional Management from Nova University.

  David E. Hardy, Secretary of the Company. Mr. Hardy was appointed Secretary of the Company in December 1996. He is a founding partner of the law firm of Hardy & Allen, in Salt Lake City. From February

1993 to April 1995, Mr. Hardy served as Senior Vice President and General Counsel of Megahertz Corporation. Prior to his association with Megahertz Corporation, Mr. Hardy was a senior partner of the law firm of Allen, Hardy, Rasmussen & Christensen which was founded in 1982. Mr. Hardy holds a Bachelor of Arts degree from the University of Utah and a Juris Doctor degree from the University of Utah School of Law.

  Henry Y.L. Toh, Director of the Company. Mr. Toh was elected by the Board of Directors as a Class II Director and as Vice Chairman of the Board of Directors in March 1992. Mr. Toh was elected President of the Company in May 1993, Acting Chief Financial Officer in September 1995 and Chairman of the Board in May 1996, and served as such through September 1996. Mr. Toh is a Director of Four M.
Mr. Toh served as a senior tax manager in international taxation and mergers and acquisitions with KPMG Peat Marwick from March 1980 to February 17, 1992. He is a graduate of Rice University.

  R. Huston Babcock, M.D., Neurosurgeon and Director of the Company. Dr. Babcock served as Chairman of the Board of Directors of the Company from its inception in April 1983 until March 1992. He was President of the Company from inception until November 1987. He was Medical Director of the Company from November 1987 to February 1993. Dr. Babcock is a neurosurgeon and has been engaged in the full-time private practice of medicine on the West Coast of Florida since 1960. Dr. Babcock's term as a Director of the Company expires at the Annual Meeting and upon election and qualification of a successor.

  Joseph A. Cohen, President of an investment firm and Director of the Company. Mr. Cohen was appointed a Class II Director of the Company in September 1996 as the designee of Commonwealth. He has been the Chairman, Chief Executive Officer and Director of New Frontier Entertainment, Inc. ("New Frontier") since its formation in May 1995 and held the same positions since January 1993 in New Frontier's predecessor company, The Frondelle Company, Inc. He is also President of Leslie Group, Inc., a diversified company with holdings primarily in the music, film, home video and other entertainment-oriented businesses. The Leslie Group is a limited partner of Commonwealth Associates Management Corp., a limited partnership which is the parent of Commonwealth. He is also a Founder and President of Leslie/Linton Entertainment Inc., a merchant banking company that provides investment funds and assists in raising capital and debt for companies. Mr. Cohen also serves as President of Pickwick Communications, Inc., an independent music publishing company. From 1977 to 1986, Mr. Cohen served as Executive Vice President of the National Association of Recording Merchandisers, Inc. and Founder and Executive Vice President of Video Software Dealers Association, Inc., trade associations representing all segments of the recorded music and home video industries, respectively.

  Robert W. Edwards, Jr. Vice President of Network Operations of ILINK. Mr. Edwards was appointed Vice President of Network Operations of ILINK in January 1997. From its inception in March 1996 to January 1997 Mr. Edwards served as President and a Director of Family Telecommunications Incorporated ("FTI"), a long-distance telecommunications carrier. From 1984 through 1993, Mr. Edwards was a partner in ONE-2-ONE Communications, Inc., a telecommunications reseller for the southwest region of the United States. He received his B.S. Degree in Computer Science from the University of Utah in 1976.

  Each officer of the Company is chosen by the Board of Directors and holds his or her office until his or her successor shall have been duly chosen and qualified or until his or her death or until he or she shall resign or be removed as provided by the By-Laws.

  There are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the Securities and Exchange Commission ("SEC"). Officers, directors, and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

  Based solely upon a review of Forms 3 and Forms 4 furnished to the Company pursuant to Rule 16a-3 under the Exchange Act during its most recent fiscal year and Forms 5 with respect to its most recent fiscal year, the Company believes that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the officers, directors, and security holders required to file the same during the fiscal year ended December 31, 1996, except that reports were filed late by the following persons: John W. Edwards, 3 transactions; Clay Wilkes, 3 transactions; Karl S. Ryser, Jr., 1 transaction; Alex Radulovic, 3 transactions; William H. Flury, 3 transactions; Joseph A. Cohen, 2 transactions; and Ilink, Ltd., 1 transaction. In addition, the Company has received no copies of Forms, 3, 4 or 5 for the following persons relating to the following number of transactions: Benchmark, 6 transactions; and Commonwealth, 5 transactions.

Certain Relationships and Related Transactions

  During the first quarter of fiscal 1995, the Company received advances totaling $218,000 from Mortgage Network International ("MNI"). Henry Y.L. Toh, a Director of the Company, has management control over MNI. Such advances were previously payable upon demand. Subsequent to the extension of such advances, the Board of Directors approved delivery of a promissory note representing the aggregate amount of such advances, which promissory note matured by its terms on October 1, 1995 and bore interest at one percent over the prime rate of interest established by Southwest Bank of Texas, N.A. The balance due as of December 31, 1996, was $175,682 which will be discharged as follows: (i) a principal payment of $88,000 originally due December 31, 1996 will be paid in 21 equal monthly payments of approximately $4,600 beginning March 10, 1997; and
(ii) the remaining principal amount of $87,682 plus interest at 10.5% per annum will be paid at the rate of $4,200 per month.

  ILINK was a party to a 12-month consulting agreement with Benchmark dated August 10, 1995 pursuant to which ILINK was obligated to pay $6,000 per month to Benchmark for consulting services rendered. Those payments accrued and were deferred pending the Company's attaining stockholder's equity of at least $2.5 million. The sums due were paid and the agreement has not been renewed.

  ILINK entered into a consulting agreement with T6-G Limited Partnership for two years commencing upon the successful completion of at least $4 million in funding. The agreement required the payment of a total of $70,000 payable monthly over 24 months. ILINK discharged the entirety of the sums due in September 1996 and T6-G Limited Partnership designated such sums to be allocated to its purchase of Class C Preferred Stock.

  ILINK was indebted to T6-G Limited Partnership ("T6-G") in the amount of $300,000, which sums were repaid in full from the proceeds of the Class C Offering. T6-G owns a 9.5% interest in Ilink, Ltd.

  The Company also entered into two consulting agreements with Jason H. Pollak, the initial term of one of which expired on January 31, 1996 and the second of such agreements commenced thereafter. The term of the second agreement was for a period of three years, subject to earlier termination by the Company.
Pursuant to the terms of the first of such agreements (collectively, the "Pollak Agreements"), Mr. Pollak received 50,000 shares of Common Stock. The second of the Pollak Agreements provided Mr. Pollak with an option to purchase up to 50,000 shares of Common Stock each year at prices of $1.50, $2.50 and $3.50, respectively. The shares of Common Stock were included in a registration statement on Form S-8. The second of the Pollak Agreements was terminated by the Company effective April 4, 1996.

  In January 1996, certain associates and affiliates of Commonwealth purchased an aggregate of 878,891 shares of Common Stock (the "Kanter Option Shares") upon conversion of Class A Preferred Stock held by Walnut Capital Corp. ("WCC"), Windy City, Inc. ("WCI") and Canadian Imperial Bank of Commerce Trust Company (Bahamas) Limited at a cost per share of approximately $0.49. Joel Kanter, a director of the Company at the time of the transaction, is affiliated with WCC and WCI.

  On February 21, 1996, Four M International, Ltd. ("Four M"), a principal shareholder of the Company, granted certain options exercisable commencing July 1, 1996 (subject to the satisfaction of certain conditions) to purchase 3,915,570 shares of Common Stock. Henry Y.L. Toh, a director of the Company, is one of the two directors of Four M. The exercise price of $1.79 per share represents the lesser of 200% of the average of the closing bid and ask price per share of Common Stock for the ten (10) business days preceding July 1, 1996 or $1.79 per share. Commonwealth and affiliates or associates thereof received the right to purchase 545,285 shares of Common Stock prior to December 31, 1996 and 537,500 shares of Common Stock prior to December 31, 1997. Benchmark received the right to purchase 545,285 shares of Common Stock prior to December 31, 1996 and 537,500 shares prior to December 1997. Certain members of management of ILINK, namely, Clay Wilkes, Floyd Wilkes and Alex Radulovic, have the right to purchase an aggregate of 825,000 shares of Common Stock prior to December 31, 1996 and 825,000 shares prior to December 31, 1997. Scott Cook received the right to purchase 100,000 shares prior to December 31, 1996. On February 21, 1996, ILINK agreed to pay an aggregate of $1,275 to Four M by Mr. Cook on or before July 1, 1996. On April 24, 1996, the Four M Options issued to Mr. Cook were cancelled and options were issued as of that date by Four M to Mr. Cook (50,000 shares), S.C. Culbreth (25,000 shares) and John Beardmore (25,000 shares).

  In August 1996 the Four M Options were amended to provide that in the event that $200,000 in principal amount (i.e., exercise proceeds) of the Four M Options have been exercised prior to December 31, 1996, the exercise period of the remaining Four M Options exercisable during 1996 (the "1996 Four M Options") will be extended to September 6, 1997 and the exercise price would be increased by four percent (4%) of the then current exercise price for each 30 day period or portion thereof commencing January 1, 1997 in which the remainder of the 1996 Four M Options are not exercised. In December 1996 Four M Options to purchase the following shares were exercised by the following persons: 25,000 shares by Scott Cook, 12,500 shares by John Beardmore, 12,500 shares by S.C. Culbreth, 30,726 shares by Benchmark, 46,509 shares by Commonwealth and 15,503 shares by William Baquet. Inasmuch as the aggregate amount exercised exceeded $200,000 in principal amount, the exercise period of the remaining Four M Options was extended.

  The shares of Common Stock owned by Four M are subject of a lockup agreement with Commonwealth from and after the termination of the option agreements and until 12 months from September 6, 1996; provided, however, that to the extent Commonwealth releases more than 300,000 shares in the aggregate on behalf of any affiliate or associated person of Commonwealth, any officer or director of the Company or its subsidiaries or Benchmark, Commonwealth shall release a number of Four M Shares equal to the same percentage as the number of shares owned by such person. In addition, the Company has been informed that the holders of the Four M Options have executed lock-up agreements with Commonwealth for 12 months after September 6, 1996.

  On February 21, 1996, R. Huston Babcock, M.D., a director of the Company, granted certain options (the "Babcock Options") to Benchmark exercisable commencing July 1, 1996 (subject to the satisfaction of certain conditions) to purchase 183,542 shares of Common Stock issuable upon conversion of outstanding Class B Convertible Preferred Stock. The exercise price is equal to the lesser of 200% at the average of the closing bid and ask price per share of Common Stock for the ten (10) business days preceding July 1, 1996 or $1.79 per share. Benchmark received the right to purchase 91,771 shares of Common Stock prior to December 31, 1996, which options have expired, and the right to purchase 91,771 shares prior to December 1997.

  Certain shares of Common Stock owned by Dr. Babcock are subject to a lock-up agreement with Commonwealth for a period of twelve (12) months from September 6, 1996.

  In August 1996, William H. Flury, Vice President, Sales & Marketing of ILINK, loaned ILINK the sum of $100,000, with $105,000 (including a loan origination fee of $5,000) due and payable the earlier of September 6, 1996 or upon the closing of a debt or equity offering by the Company. In connection with such loan, the Company agreed to issue Mr. Flury a warrant to purchase 5,000 shares of Common Stock for two years at $2.50 per share. The Company recorded additional interest expense of $11,875 in connection with the transaction. The funds from the loan were used for general working capital purposes of ILINK. The loan was repaid in September 1996 and the sums directed by Mr. Flury to purchase 1,666 shares of Class C Preferred Stock.

  In August 1996, John W. Edwards, President and Chief Executive Officer of ILINK, loaned ILINK the sum of $131,250 (including a $6,250 original issue discount) due and payable the earlier of September 6, 1996, or upon the receipt of proceeds from a debt or equity financing of the Company. In connection with such loan, the Company agreed to issue Mr. Edwards a warrant to purchase 25,000 shares of Common Stock for two years at $4.87 per share. Funds from the loan were used to pay a $100,000 payment due to AT&T and for general working capital purposes. The loan was repaid in September 1996 from the proceeds of the Class C Offering.

  In September 1996, the Company advanced the sum of $685,000 to FTI to be utilized by FTI to acquire from Harris Corporation certain items of telecommunications switches known as "Harris switches." FTI is an authorized Harris reseller and was able to obtain favorable pricing for these switches. These Harris switches are included in the equipment covered by the IBM operating lease, and IBM will pay FTI for the switches as a vendor, and lease them to ILINK. As of December 31, 1996, the remaining portion of the advance was $120,000. The majority owner of FTI is Robert W. Edwards, a brother of John W. Edwards, the Company's President, Chief Executive Officer and Director. Effective January 1, 1997, the Company acquired all of the outstanding stock of FTI. See "Proposal 4 -- Information About the FTI Acquisition."

  Clay Wilkes, the sole shareholder of G Net Enterprises, Inc. ("G Net"), the general partner of ILINK, Ltd. pledged all of the issued and outstanding shares of G Net to secure the Company's guarantee of $100,000 of the principal amount of a loan on October 19, 1995 from Scott Cook to ILINK. The loan was repaid in September 1996 from the proceeds of the Class C Offering.

  Certain officers and directors of the Company and/or ILINK have agreed to vote shares over which they exercise voting power in an aggregate amount of 6,956,000 shares of Common Stock in favor of a proposal to increase the authorized shares of Common Stock and Preferred Stock of the Company. In addition, pending the solicitation of the necessary stockholder approval and as a condition to the first closing of the Class C Offering, securityholders, including certain officers and directors of the Company and/or ILINK, have agreed not to exercise any options owned by them unless and until the shareholders of the Company approve an increase in authorized capital stock.

  On September 6, 1996, the Company closed a private placement of 240,000 shares of Class C Preferred Stock and $717,000 of principal amount of Convertible Promissory Notes (the "Class C Offering"). As a result of the closing of the Class C Offering, 1.6 million shares of the Company's restricted Common Stock held in escrow for the benefit of the former shareholders of ILINK have been released from escrow, in accordance with the terms of the Stock Purchase Agreement between ILINK and the Company. Upon such release, the Company recorded additional intangible assets of $9.8 million, which is being expensed over the remaining life of the intangible assets. In addition, the Company recorded a $9.8 million increase in shareholders' equity.

  Commonwealth Associates (previously defined and hereinafter referred to as "Commonwealth"), acted as the placement agent for the Class C Offering. Commonwealth received a commission equal to seven percent of the aggregate purchase price of the shares of Class C Preferred Stock and Convertible Notes sold, a non-accountable expense allowance equal to three percent of the gross proceeds from the sale of the Class C Preferred Stock and Convertible Notes and certain other specified offering-related costs. Pursuant to the terms of the Class C Preferred Stock, the shares of Common Stock issuable upon conversion thereof and any shares of Common Stock issuable as a dividend on such Class C Preferred Stock may not be publicly sold prior to September 5, 1997 without the prior written consent of Commonwealth.

  In addition, the Company granted Commonwealth a right of first refusal to underwrite or place any future public or private sale of debt or equity securities or any such sale by certain principal shareholders of the Company, its subsidiaries and successors, for a period of five years after the closing of the Class C Offering.

  The Company issued to Commonwealth Warrants to purchase up to 250,000 shares of the Company's Common Stock and Consultant's Warrants to purchase up to 500,000 shares of Common Stock (together previously defined as the "Commonwealth Warrants"). The Commonwealth Warrants will be exercisable for five (5) years commencing March 1997 at an exercise price of $2.50 per share, subject to adjustment.

  The Company also entered into an Consulting Agreement with Commonwealth, pursuant to which: (i) the Company shall employ Commonwealth as its investment banker and financial consultant for a period of twelve (12) months; (ii) the Company paid Commonwealth a fee of $200,000, plus two percent of the gross proceeds of the Class C Offering in excess of $10,000,000, for such twelve-month period; and (iii) the Company agreed to pay Commonwealth a fee of five percent of the first $5,000,000 and two and one-half percent of the amount over $5,000,000 of the consideration paid or received by the Company (or by any affiliated entity of the Company) in any transaction (including mergers, acquisitions, joint ventures and other business transactions) consummated by the Company or any subsidiary or affiliate of the Company introduced to the Company by Commonwealth.

  Certain officers, directors and affiliated persons, including holders of the 10% Notes, the Four M Options, the Kanter Option Shares and the Babcock Option have agreed with Commonwealth not to sell any shares of Common Stock or options to purchase Common Stock for a period of 12 months from September 6, 1996 without the prior written consent of Commonwealth. In addition, holders of the 10% Notes and certain other promissory notes who acquired Class C Preferred Stock in the Class C Offering have agreed with Commonwealth not to sell any shares of Common Stock or the Conversion Shares for a period of twelve (12) months from September 6, 1996, without the prior written consent of Commonwealth; provided, however, Commonwealth has agreed that such persons will be permitted to sell a sufficient amount of the shares of Common Stock or Conversion Shares as will equal the principal amount of the note previously held by such shareholder. In addition, certain officers, directors and affiliated persons of the Company have agreed not to exercise any options owned by them (and to waive reservation of the shares of Common Stock underlying such options) until shareholders authorize such number of additional shares of Common Stock necessary to accommodate the lowest Conversion Price of the Class C Preferred Stock and, finally, all such persons have agreed to vote their shares of Common Stock for such increase in authorized capital.

  Commonwealth designated Joseph A. Cohen for election to the Board of Directors of the Company, and designated Michael Falk as a non-voting advisor to the Board of Directors. In addition, Commonwealth was granted the right to approve the Company's selection of a second outside director to be nominated for election at the next annual or special meeting of stockholders.

  Commonwealth also arranged bridge financings for the Company in the amount of $375,000 and was paid $37,500 in commissions from the proceeds of the Class C Offering.

  See "Compensation of Executive Officers and Directors -- Employment Agreements" and "Compensation of Executive Officers and Directors -- Consulting Agreements" for descriptions of the terms of employment and consulting agreements between the Company or ILINK and certain officers, directors and other related parties.

                            THE BOARD OF DIRECTORS

  The Company's Certificate of Incorporation provides that the number of Directors of the Company shall not be less than five nor more than nine. The Board of Directors currently consists of five members. The Company's Certificate of Incorporation provides that the Board of Directors shall be divided into three classes. The terms of office of Messrs. Joseph A. Cohen and Henry Y.L. Toh, Class II Directors, expire at the second succeeding shareholders' meeting. The terms of office of Mr. John W. Edwards and Dr. R. Huston Babcock, Class III Directors, expire at the Annual Meeting. The term of office of Mr. Clay Wilkes, Class I Director, will expire at the next succeeding shareholders' meeting. Mr. Edwards and Dr. Babcock have been nominated for reelection at the Annual Meeting.

  The Board of Directors held seven meetings during the fiscal year ended December 31, 1996. During the fiscal year ended December 31, 1996, no incumbent director attended fewer than 75 percent of the meetings of the Board of Directors or of the committees on which he served.

Committees of the Board of Directors

  Audit Committee. The Company's audit committee (the "Audit Committee") is responsible for making recommendations to the Board of Directors concerning the selection and engagement of the Company's independent certified public accountants and for reviewing the scope of the annual audit, audit fees, and results of the audit. The Audit Committee also reviews and discusses with management and the Board of Directors such matters as accounting policies and internal accounting controls, and procedures for preparation of financial statements. Henry Y.L. Toh, Chairman of the Audit Committee, Clay Wilkes and Joseph A. Cohen are members of the Audit Committee. The Audit Committee held one meeting during the last fiscal year.

  Compensation Committee. The Company's compensation committee (the "Compensation Committee") approves the compensation for executive employees of the Company. Dr. R. Huston Babcock, Chairman of the Compensation Committee, John W. Edwards, and Joseph A. Cohen are members of the Compensation Committee. The Compensation Committee held one meeting during the last fiscal year.

  Finance Committee. The Company's finance committee (the "Finance Committee") is responsible for reviewing and evaluating financing, strategic business development and acquisition opportunities. Joseph A. Cohen, Chairman of the Finance Committee, Clay Wilkes and John W. Edwards are members of the Finance Committee. The Finance Committee held one meeting during the last fiscal year.

  The Company has no nominating committee or any committee serving a similar function.

               COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Summary Compensation Table

  The following table sets forth the aggregate cash compensation paid for services rendered to the Company during the last three fiscal years by each person serving as the Company's Chief Executive Officer during the last fiscal year and the Company's three most highly compensated executive officers serving at the end of the fiscal year ended December 31, 1996 whose compensation was in excess of $100,000.

                                                                                        Long-Term  Compensation
                                                                                ----------------------------------------
                                           Annual Compensation                         Awards               Payouts
                           --------------------------------------------------   ----------------------   ---------------
                                                                                              Securities
                                                                   Other         Restricted   Underlying
Name and                                                           Annual          Stock       Options/      LTIP
Principal Position         Year         Salary($)     Bonus($)  Compensation($)     Awards($)  SARs(#)     Payouts($)
------------------      --------      -----------    --------- -----------------  ------------ ---------  -----------
Henry Y. L. Toh/1/      1996           55,802           0          837/2/            0/3/      173,501         0
President and CEO       1995           58,051           0          225/2/            0          11,167         0
                        1994           54,362           0          815/2/            0           1,167         0

John W. Edwards/4/      1996          101,663/4/        0            0               0       1,250,000/5/      0
President and CEO       1995              --           --           --              --           --           --
                        1994              --           --           --              --           --           --

Karl S. Ryser, Jr. /6/  1996           41,665/6/        0            0               0         250,000         0
Treasurer and           1995              --           --           --              --           --           --
CFO                     1994              --           --           --              --           --           --

William H. Flury/7/     1996           91,667/7/        0            0               0         250,000/8/      0
Vice President,         1995              --           --           --              --           --           --
Sales and               1994              --           --           --              --           --           --
Marketing of
ILINK


                         All
Name and                 Other
Principal Position  Compensation($)
------------------  --------------
Henry Y. L. Toh/1/        N/A
President and CEO         N/A
                          N/A

John W. Edwards/4/        N/A
President and CEO          --
                           --

Karl S. Ryser, Jr./6/     N/A
Treasurer and              --
CFO                        --

William H. Flury/7/       N/A
Vice President,            --
Sales and                  --
Marketing of
ILINK

_______________
/1/ Mr. Toh began his employment with the Company in April 1992 and was appointed President and CEO in May 1993 and served as such through September 30, 1996.
/2/  Represents Company contributions to 401(k) plan on behalf of Mr. Toh.
/3/ None of Mr. Toh, Mr. Edwards, Mr. Ryser or Mr. Flury had restricted stock holdings at the end of the last fiscal year.
/4/ Mr. Edwards began his employment with ILINK in April 1996 and was appointed President and CEO as of September 30, 1996; his annual salary was $175,000 from April to August 21, 1996 and was $96,000 for the balance of the fiscal year. See "--Employment Agreements."
/5/ Excludes warrants to purchase 25,000 shares of Common Stock at an exercise price of $4.875 per share issued in connection with a bridge loan. See "Directors and Executive Officers -- Certain Relationships and Related Transactions."
/6/ Mr. Ryser began his employment with ILINK in September 1996; his annual salary during the 1996 fiscal year was $125,000. See "--Employment Agreements."
/7/ Mr. Flury began his employment with ILINK in May 1996; his annual salary during the 1996 fiscal year was $137,500 per year. See "--Employment Agreements."
/8/ Excludes warrants to purchase 5,000 shares of Common Stock at an exercise price of $2.50 per share issued in connection with a bridge loan. See "Directors and Executive Officers -- Certain Relationships and Related Transactions."

Option/SAR Grants in Last Fiscal Year (1996)

  The following table sets forth certain information with respect to the options granted during the fiscal year ended December 31, 1996, for the persons named in the Summary Compensation Table (the "Named Executive Officers"):

                              Number of Securities            Percent of Total            Exercise
                                  Underlying              Options/SAR's Granted to        or Base
Name                        Options/SAR's Granted (#)    Employees in Fiscal Year      Price ($/Sh)     Expiration Date
-------------------         -------------------------   --------------------------    -------------    -------------------
Henry Y.L. Toh                     150,000                         3.5%                  $1.125              2/3/2006
                                    10,000                           *%                   1.000              1/1/2006

John W. Edwards/1/               1,000,000                        23.1%                   7.000              4/8/2006
                                   250,000                         5.8%                   4.875             8/21/2006

Karl S. Ryser, Jr.                 250,000                         5.8%                   4.410            10/15/2006

William H. Flury/2/                250,000                         5.8%                   4.410            10/15/2006
--------------------------

*    Less than 1%.

/1/ Does not include warrants to purchase 25,000 shares of Common Stock at an exercise price of $4.875 issued in connection with a bridge loan. See "Directors and Executive Officers -- Certain Relationships and Related Transactions."
/2/ Does not include warrants to purchase 5,000 shares of Common Stock at an exercise price of $2.50 in connection with a bridge loan. See "Directors and Executive Officers -- Certain Relationships and Related Transactions."

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

     The following table sets forth certain information with respect to options exercised during fiscal 1996 by the Named Executive Officers and with respect to unexercised options held by such persons at the end of fiscal 1996.

                             Shares                               Number of Securities                Value of Unexercised in the
                           Acquired On       Value                Underlying Unexercised                  Money Options/SARs at
Name                       Exercise (#)   Realized ($)          Options/SARs at FY-End (#)                    FY-End ($)/1/
------------             ---------------  -------------        -----------------------------        -------------------------------
                                                              Exercisable       Unexercisable       Exercisable       Unexercisable
                                                              -----------       -------------       ------------      -------------
Henry Y.L. Toh                 0               0                173,501               0                581,919              0
John W. Edwards                0               0                416,666            833,334               N/A               N/A
Karl S. Ryser, Jr.             0               0                 25,000            225,000               N/A               N/A
William H. Flury               0               0                      0            250,000               N/A               N/A
---------------

/1/ The calculations of the value of unexercised options are based on the difference between the closing bid price on NASDAQ of the Common Stock on December 31, 1996, and the exercise price of each option, multiplied by the number of shares covered by the option.

Director Compensation

     During 1996, Directors of the Company then serving received options to purchase 10,000 shares of Common Stock on the first business day of January at an exercise price equal to the fair market value of the Common Stock on the date of grant. Mr. Cohen received options to purchase 64,000 shares of Common Stock upon his appointment to the Board. Effective February 6, 1997, and the first business day of January of each year thereafter, each Director then serving will receive options, to purchase 10,000 shares of Common Stock and, for each committee on which the Director serves, options to purchase 5,000 shares of Common Stock. The exercise price of such options shall be equal to the fair market value of the Common Stock on the date of grant. The Directors are also eligible to receive options under the Company's stock option plans at the discretion of the Board of Directors.

Employment Agreements

     In February 1996, the Company entered into two-year employment agreements with Henry Y.L. Toh, then President and Chief Executive Officer; Dorothy Michon, Vice President, Operations; and Stephanie Giallourakis, Controller and Secretary. The employment agreements are each for an initial period ending on December 31, 1997 and are automatically renewable for successive one-year periods unless written notice to the contrary is given by the Company not less than 120 days prior to expiration of the term. Pursuant to the terms of the employment agreements, each such officer is required to devote such of his or her time to the business and affairs of the Company as is required to fulfill the duties and responsibilities of his or her office. Mr. Toh is entitled under his employment agreement to receive compensation at the rate of $54,000 per year. Ms. Michon is entitled to compensation at the rate of $63,000, and Ms. Giallourakis is entitled to compensation at the rate of $53,000 per year. Each such officer is entitled to an annual bonus at the discretion of the Board of Directors and may participate in fringe benefits, deferred compensation, stock benefits and option plans of the Company. In the event of termination of his employment by the Company other than for "cause" (as defined in the agreement) or by Mr. Toh upon "good reason" (as defined in the agreement), the Company is required to pay Mr. Toh, as liquidated damages or severance pay, monthly termination payments equal to the base salary in effect for a period of six months after such termination and, with respect to Ms. Michon and Ms. Giallourakis, each such officer is entitled to monthly termination payments equal to the base salary for periods of three months after any such termination. Each of the employment agreements contains confidentiality and non-solicitation provisions.

  ILINK entered into three-year employment agreements on February 21, 1996 with each of Clay Wilkes, Chairman of the Board, and Alex Radulovic, senior engineer of ILINK. Under his employment agreement, Mr. Wilkes is employed at a salary of $95,000 per annum, subject to adjustment upon satisfaction of performance criteria. Under his employment agreement, Mr. Radulovic is employed at a salary of $90,000 per annum, subject to adjustment upon satisfaction of performance criteria. In the event of termination by the Company not involving "Just Cause" (as defined in the agreement), or upon a material breach by the Company which is unremedied for 30 days after written notice, each of Mr. Wilkes and Mr. Radulovic is entitled to receive, as liquidated damages or severance pay, an amount equal to the Monthly Compensation (as defined in the agreement) for the remaining term of the Agreement and, in addition, all options shall vest and all Common Stock of Medcross held in escrow shall be released. Each of the agreements contain non-competition and confidentiality provisions. On July 1, 1996, the Company approved the grant of options to purchase 1,500,000 and 500,000 shares of Common Stock at $7.00 per share for five years, to Messrs. Wilkes and Radulovic, respectively. To the extent vested, the options may be exercised commencing June 30, 1997. The options vest on June 30, 2001; provided however, that vesting will accelerate in 25% increments at such time as the average closing bid price of a share of Common Stock equals or exceeds $10, $15, $20 and $25, respectively.

  On April 8, 1996, subject to the approval of the ILINK Board of Directors, ILINK entered into a three-year employment agreement with John W. Edwards, President, Chief Executive Officer and Director of the Company. Pursuant to the terms of the employment agreement, Mr. Edwards was employed as the Chief Executive Officer and a Director of ILINK, and is required to devote substantially all of his working time to the business and affairs of ILINK. Mr. Edwards is entitled under his employment agreement to receive compensation at the rate of $175,000 per year and is entitled to a profitability bonus in the discretion of the ILINK Board of Directors and to participate in fringe benefits of the Company as are generally provided to executive officers. In addition, Mr. Edwards is entitled to receive an option to purchase one million shares of Common Stock of Medcross, Inc. at an exercise price of $7.00. Of such options, 83,333 vested immediately and 83,333 vest and become exercisable on the first calendar day of each quarter after April 8, 1996. In the event of termination by ILINK or in the event of a violation of a material provision of the agreement by ILINK which is unremedied for thirty (30) days and after written notice or in the event of a "Change in Control" (as defined in the agreement), Mr. Edwards is entitled to receive, as liquidated damages or severance pay, an amount equal to the Monthly Compensation (as defined in the agreement) for the remaining term of the agreement. The agreement contains non-competition and confidentiality provisions. Mr. Edwards agreed to amend his contract, effective August 21, 1996, to reduce his annual salary from $175,000 to $96,000; and in consideration of the salary reduction, the Company has agreed to grant him options to purchase 250,000 shares of Common Stock at an exercise price of $4.875 per share.

  In October 1996, ILINK entered into three-year employment agreements with Karl
S. Ryser, Jr., Treasurer and Chief Financial Officer of the Company, and with William H. Flury, ILINK's Vice President, Sales and Marketing. Pursuant to the terms of the employment agreements, each such officer is required to devote all of his time to the business and affairs of the Company except for vacations, illness or incapacity. Mr. Ryser is entitled under his employment agreement to receive compensation at the rate of $125,000 per year and a bonus in the sole discretion of the Chief Executive Officer and Mr. Flury is entitled to compensation at the rate of $137,500 per year and a bonus commensurate with his performance and that of ILINK. Each such employee may participate in fringe benefits, deferred compensation, stock benefits and option plans of the Company. In addition, each of Mr. Ryser and Mr. Flury is entitled to options to purchase 250,000 shares of Common Stock exercisable at an exercise price equal to the closing bid price on the date of the employment agreement. Options issuable to Mr. Ryser to purchase 25,000 shares vest immediately and the remaining options will vest in quarterly increments of 20,455 commencing January 1, 1997. Options issuable to Mr. Flury to purchase 41,666 shares vest six months from the date of the employment agreement and the remaining options will vest in quarterly increments of 20,833. In the event of a change of control or upon termination of the employment agreement by the Company without cause all options shall thereupon be fully vested and immediately exercisable. In the event of termination by the Company other than for "cause" (as defined in the agreement), the Company is required to pay Mr. Ryser or Mr. Flury, as the case may be, a lump sum severance payment equal to one year's then current salary. Each of the employment agreements contains confidentiality and non-competition provisions.

Consulting Agreements

  The Company is a party to a consulting agreement for the period beginning January 1, 1996 and ending December 31, 1998 with Windy City, Inc. Joel Kanter, a director of the Company until July 30, 1996, is the President and a director of Windy City, Inc. Pursuant to such agreement, Windy City, Inc. was engaged to provide such consulting services as the Company may request in exchange for compensation at the rate of $6,250 per calendar quarter.

  The Company entered into a consulting agreement for the three-month period ended October 23, 1995 with Bijan Taghavi, formerly an officer and director of the Company. Pursuant to such agreement, Mr. Taghavi was engaged to provide such consulting services as requested by the Company in exchange for compensation at the rate of $5,208 per month. Mr. Taghavi's consulting agreement contains certain mutual release, non-competition and confidentiality provisions.

  The Company entered into a consulting agreement with Timothy R. Barnes, formerly an officer of the Company (the "Barnes Agreement"), which agreement expired February 6, 1996. The Barnes Agreement provided for the issuance to Mr. Barnes of warrants to purchase 36,858 shares of Common Stock exercisable at a purchase price equal to the fair market value of the Common Stock at the date of grant. The shares of Common Stock were included in a registration statement on Form S-8. The Barnes Agreement also contained standard non-competition and confidentiality provisions.

  The Company entered into a Consulting Agreement with David E. Hardy effective February 6, 1997 and for a term of 36 months thereafter. Pursuant to the Agreement, Mr. Hardy shall provide legal services to the Company in exchange for compensation at the rate of $10,417 per month for the term of the Agreement. In addition, in the event the Company increases the salary of its senior-level vice presidents, the consulting fee shall be equally increased and in the event the Company shall pay any company performance-based bonuses to its senior level vice presidents, the Company shall pay an equal amount to Mr. Hardy. In addition, Mr. Hardy was granted options to purchase 250,000 shares of the Company's Common Stock at an exercise price equal to the closing price of the Company's publicly traded shares as of the effective date of the Agreement ($5.375 per share). The options vest as to 47,500 shares upon the execution of the Agreement and options relating to 20,250 shares shall vest at the commencement of each calendar quarter for ten quarters, with the first quarterly vesting to occur on April 1, 1997 and the final quarterly vesting to occur July 1, 1999. In the event of the termination of the Agreement prior to the expiration of the full term for any reason other than as a result of a material, unremedied breach by Mr. Hardy which remains uncured following 30 days written notice, Mr. Hardy is entitled to a lump sum payment equal to the lesser of the monthly consulting fee payable through the end of the term of the Agreement or the monthly consulting fee payable over 12 months and all unvested options shall accelerate and immediately become fully vested and exercisable.

Director Stock Option Plan

  The Company's Director Stock Option Plan (the "DSOP") authorizes the grant of stock options to directors of the Company. Options granted under the DSOP are non-qualified stock options exercisable at a price equal to the fair market value per share of Common Stock on the date of any such grant. Options granted under the DSOP are exercisable not less than six (6) months nor more than ten
(10) years after the date of grant.

  As of December 31, 1996, options for the purchase of 8,169 shares of Common Stock at prices ranging from $.875 to $3.875 per share were outstanding. As of December 31, 1996, options to purchase 15,228 shares of Common Stock have been exercised. In connection with adoption of the 1995 Director Plan (as hereinafter defined) the Board of Directors authorized the termination of future grants of options under the DSOP; however, outstanding options granted under the DSOP will continue to be governed by the terms thereof until exercise or expiration of such options.

Stock Purchase Plan

  In accordance with the Employee Qualified Stock Purchase Plan (the "Purchase Plan"), employees may contribute up to ten percent of their base wages toward the purchase of Common Stock. The exercise price of options granted under the Purchase Plan is the lesser of 85% of the market value on the first business day of the payment period (September 1) or the last business day of the payment period (August 31). As of December 31, 1996, the Company had 35,146 shares of Common Stock reserved for issuance on exercise of the purchase rights granted under the Purchase Plan.

1995 Director Stock Option Plan

  In October 1995, the stockholders of the Company approved adoption of the Company's 1995 Director Stock Option and Appreciation Rights Plan, which plan provides for the issuance of incentive options, non-qualified options and stock appreciation rights (the "1995 Director Plan").

  The 1995 Director Plan provides for automatic and discretionary grants of stock options which qualify as incentive stock options (the "Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as options which do not so qualify (the "Non-Qualified Options") to be issued to directors. In addition, stock appreciation rights (the "SARs") may be granted in conjunction with the grant of Incentive Options and Non-Qualified Options. No SARs have been granted to date.

  The 1995 Director Plan provides for the grant of Incentive Options, Non-Qualified Options and SARs to purchase up to 250,000 shares of Common Stock (subject to adjustment in the event of stock dividends, stock splits and other similar events). To the extent that an Incentive Option or Non-Qualified Option is not exercised within the period of exercisability specified therein, it will expire as to the then-unexercised portion. If any Incentive Option, Non-Qualified Option or SAR terminates prior to exercise thereof and during the duration of the 1995 Director Plan, the shares of Common Stock as to which such option or right was not exercised will become available under the 1995 Director Plan for the grant of additional options or rights to any eligible employees. The shares of Common Stock subject to the 1995 Director Plan may be made available from either authorized but unissued shares, treasury shares, or both.

  The 1995 Director Plan also provides for the grant of Non-Qualified Options on a non-discretionary basis pursuant to the following formula: each member of the Board of Directors then serving shall receive a Non-Qualified Option to purchase 10,000 shares of Common Stock at an exercise price equal to the fair market value per share of the Common Stock on that date. Pursuant to such formula, directors received options to purchase 10,000 shares of Common Stock as of October 17, 1995, options to purchase 10,000 shares of Common Stock on January 2, 1996, and will receive options to purchase 10,000 shares of Common Stock on the first business day of each January. Each option is immediately exercisable for a period of ten years from the date of grant. The Company has 250,000 shares of Common Stock reserved for issuance under the 1995 Director Plan. As of December 31, 1996, options exercisable to purchase 190,000 shares of Common Stock at prices ranging from $1.00 to $1.25 per share are outstanding under the 1995 Director Plan. As of December 31, 1996, options to purchase 40,000 shares have been exercised under the 1995 Director Plan.

1995 Employee Stock Option Plan

  In October 1995, the stockholders of the Company approved adoption of the Company's 1995 Employee Stock Option and Appreciation Rights Plan (the "1995 Employee Plan"), which plan provides for the issuance of Incentive Options, Non-Qualified Options and SARs.

  Directors of the Company are not eligible to participate in the 1995 Employee Plan. The 1995 Employee Plan provides for the grant of stock options which qualify as Incentive Stock Options under Section 422 of the Code, to be issued to officers who are employees and other employees, as well as Non-Qualified Options to be issued to officers, employees and consultants. In addition, SARs may be granted in conjunction with the grant of Incentive Options and Non-Qualified Options. No SARs have been granted to date.

  The 1995 Employee Plan provides for the grant of Incentive Options, Non-Qualified Options and SARs of up to 400,000 shares of Common Stock (subject to adjustment in the event of stock dividends, stock splits and other similar events). To the event that an Incentive Option or Non-Qualified Option is not exercised within the period of exercisability specified therein, it will expire as to the then-unexercised portion. If any Incentive Option, Non-Qualified Option or SAR terminates prior to exercise thereof and during the duration of the 1995 Employee Plan, the shares of Common Stock as to which such option or right was not exercised will become available under the 1995 Employee Plan for the grant of additional options or rights to any eligible employee. The shares of Common Stock subject to the 1995 Employee Plan may be made available from either authorized but unissued shares, treasury shares, or both. The Company has 400,000 shares of Common Stock reserved for issuance under the 1995 Employee Plan. As of December 31, 1996, options to purchase 75,000 shares of Common Stock with exercise prices of $1.125 per share have been granted under the 1995 Employee Plan. To date, no options have been exercised under the 1995 Employee Plan.

1997 Recruitment Stock Option Plan

  For a description of the 1997 Recruitment Stock Option Plan, see Proposal 5.

                                  PROPOSAL 1
   TO ELECT TWO CLASS III DIRECTORS TO SERVE FOR THREE YEARS OR UNTIL THEIR
                SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

  The Board of Directors has concluded that the reelection of John W. Edwards and R. Huston Babcock as Class III Directors is in the best interest of the Company and recommends approval of their election. Biographical information concerning Mr. Edwards and Dr. Babcock can be found under "Directors and Executive Officers." The remaining Directors will continue to serve in their positions for the remainder of their terms.

  Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted for the election of Mr. John W. Edwards and Dr.
R. Huston Babcock, the nominees listed herein. Although the Board of Directors of the Company does not contemplate that such nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of such other person as may be nominated by the Board of Directors. The election of directors will be decided by a plurality of votes cast.

  The Board of Directors unanimously recommends a vote FOR the election of Mr. John W. Edwards and Dr. R. Huston Babcock, the nominees listed above.


                                  PROPOSAL 2
              TO APPROVE AND ADOPT AN AMENDMENT OF THE COMPANY'S
               ARTICLES OF INCORPORATION TO EFFECT THE CHANGE OF
                      THE COMPANY'S NAME TO I-LINK, INC.

  The Board of Directors has unanimously determined that it is in the best interest of the Company and its stockholders to amend the Company's Articles of Incorporation to effect the change of the Company's name from Medcross, Inc. to "I-Link, Inc." (the "Name Change Amendment") and directed that the Name Change Amendment be considered at the Annual Meeting of shareholders.

Principal Effects of and Reasons for Name Change

  The Company believes that the name "I-Link, Inc." will more accurately reflect the business of the Company since the Company's acquisition, in February 1996, of 100% of the issued and outstanding shares of the equity securities of I-Link Worldwide, Inc. The Company's new name will be I-Link, Inc. The Company changed its stock symbol for Nasdaq Stock Market purposes to "ILNK" effective March 8, 1996.

  The name change, if adopted, will not affect the rights of any holder of Common Stock of the Company nor of any holder of any right to receive Common Stock of the Company.

  The text of the proposed amendment to the Articles of Incorporation is set forth in full in Exhibit A hereto and reference is made thereto for a complete statement of its terms. The amendment to the Articles of Incorporation will become effective upon approval by the shareholders and the filing of the Articles of Amendment to the Articles of Incorporation containing such amendment with the Secretary of State of Florida. If approved by the shareholders, the Company anticipates that such Articles of Amendment to the Articles of Incorporation will be filed as soon as practicable.

  The Board of Directors unanimously recommends a vote FOR the approval of the amendment of the Articles of Incorporation to change the name of the corporation to I-Link, Inc. as set forth in Exhibit A hereto.

Unless marked to the contrary, shares of Common Stock represented by proxy cards received from shareholders will be voted in favor of the proposed amendment.

Vote Required for Approval

  Approval of the amendment of the Articles of Incorporation will require the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock entitled to vote thereon. The enclosed proxy will be voted as specified, but if no specification is made with respect to the proposed amendment to the Articles of Incorporation, it will be voted in favor of the proposal to amend the Articles of Incorporation.

  The Board of Directors unanimously recommends a vote FOR the approval of the amendment of the Articles of Incorporation to change the name of the Company to I-Link, Inc., as set forth in Exhibit A hereto.


                                  PROPOSAL 3
              TO APPROVE AND ADOPT AN AMENDMENT TO THE COMPANY'S
            ARTICLES OF INCORPORATION TO EFFECT THE INCREASE IN THE
           NUMBER OF AUTHORIZED PREFERRED STOCK FROM 500,000 SHARES
           OF PREFERRED STOCK, $10 PAR VALUE, TO 2 MILLION SHARES OF
           PREFERRED STOCK, $10 PAR VALUE, TO PERMIT THE CONVERSION
             OF THE CONVERTIBLE NOTES ISSUED IN SEPTEMBER 1996 AND
                         FOR OTHER CORPORATE PURPOSES

  The Board of Directors has adopted a resolution declaring it advisable and in the best interest of the Company and its stockholders that the Company's Articles of Incorporation be amended to provide for an increase in the authorized number of shares of Preferred Stock of the Company from five hundred thousand (500,000) shares of Preferred Stock to two million (2,000,000) shares of Preferred Stock. Such resolution also recommends that such amendment be approved and adopted by the Company's stockholders and directs that such proposal be submitted to the Company's stockholders at the Annual Meeting.

  The Company is currently authorized to issue up to five hundred thousand (500,000) shares of Preferred Stock, $10.00 par value (the "Preferred Stock"). The Company has designated, issued and retired 7,500 shares of 12% Cumulative Convertible Preferred Stock and 200,000 shares of Class A Variable Rate Cumulative Convertible Preferred Stock. As of the date hereof, 25,000 shares of Preferred Stock have been designated Class B Variable Rate Cumulative Convertible Preferred Stock (the "Class B Preferred Stock") of which 7,500 shares are issued and outstanding and 240,000 shares of Preferred Stock have been designated Class C Convertible Cumulative Redeemable Preferred Stock (the "Class C Preferred Stock") of which 240,000 shares are issued and outstanding. Accordingly, there remain ___________ shares of Preferred Stock which are unissued and are not reserved for any specific purpose.

  If the Board of Directors' proposal is approved by the Company's stockholders, the Board of Directors would have authority to issue up to two million (2,000,000) shares of Preferred Stock to such persons, for such consideration and with such rights and preferences, including dividend rates, conversion prices, voting rights, redemption prices, and similar matters as the Board of Directors may determine without further action by the stockholders except as may be required by law.

  The Board of Directors has proposed the increase in and classification of the authorized capital stock to provide shares which could be used for a variety of corporate purposes, including stock splits, mergers, acquisitions and the raising of additional capital (including public and private offerings of securities). The Company issued $717,000 in aggregate principal amount of Convertible Promissory Notes in September 1996.

The Convertible Promissory Notes are payable on April 1, 1997 and bear interest at 8%. The unpaid principal balance of the Convertible Promissory Notes will be automatically converted into an aggregate of 11,950 shares of Class C Preferred Stock upon the amendment of the Company's Articles of Incorporation to increase the number of shares of Preferred Stock to at least 2,000,000 and the authorized number of shares of Common Stock to at least 50,000,000 shares and the designation of sufficient shares to accommodate conversion.

  The Board of Directors believes it important that the Company have the flexibility that would be provided by having additional authorized preferred stock available and by having the ability to designate and issue additional classes thereof. The Board of Directors believes it would be in the Company's best interest to have such additional shares of authorized stock available and by having the ability to designate and issue additional classes thereof to enable the Company to take advantage of opportunities for possible future acquisitions and for raising capital for future growth. The Company may enter into acquisition agreements involving the issuance of additional shares of preferred or common stock. Of course, there can be no assurance that the Company will effect any acquisitions. If such opportunities arise in the future, significant amounts of capital stock may be issued by the Company's Board of Directors without further authorization by the Company's Stockholders. Such issuances could have a significant dilutive effect on the current stockholders of the Company. The Company currently has no binding commitments or arrangements that would require the issuance of such stock, except as described herein.

  It is possible that the additional capital stock that would be authorized by the proposed amendment could be issued in a transaction that might discourage offers by takeover bidders or make such offers more difficult or expensive to accomplish, although the Board of Directors has no current plans for any such use of the capital stock. For example, the Board of Directors could approve the issuance of stock, or grant rights or stock options for such issuance, to persons, firms or entities that are known to be friendly to management of the Company. The Board of Directors could also approve the issuance of additional shares of preferred stock having classes, series, rights and preferences (including the number of votes applicable to each share of such class or series of capital stock) which may render it more difficult in the future for takeover bidders or others to accomplish takeovers or changes in control of the Company. Any issuance of preferred stock must be made for proper business purposes and for proper consideration from the recipient.

  The text of the proposed amendment to the Articles of Incorporation is set forth in full in Exhibit B hereto and reference is made thereto for a complete statement of its terms. The amendment to the Articles of Incorporation will become effective upon approval by the stockholders and the filing of the Articles of Amendment to the Articles of Incorporation containing such amendment with the Secretary of State of Florida. If approved by the stockholders, the Company anticipates that such Articles of Amendment to the Articles of Incorporation will be filed as soon as practicable.

Vote Required for Approval

  The Amendment to the Articles of Incorporation will be approved if the votes cast by the holders of the Common Stock and represented at the Annual Meeting and entitled to vote favoring the action exceed the votes cast opposing the action. The enclosed proxy will be voted as specified, but if no specification is made with respect to the proposed amendment to the Articles of Incorporation, it will be voted in favor of the proposal to amend the Articles of Incorporation; however, broker non-votes will not be counted as an affirmative vote for purposes of determining whether the proposal has been approved.
Certain officers, directors and shareholders of the Company owning an aggregate of 7,751,081 shares (or approximately 66.78% of the outstanding shares) of Common Stock have agreed to vote in favor of Proposal 3.

  The Board of Directors unanimously recommends a vote FOR the approval of the amendment of the Articles of Incorporation to increase the number of shares of authorized preferred stock from 500,000 shares of Preferred Stock to 2,000,000 shares of Preferred Stock, as set forth in Exhibit B.


                                  PROPOSAL 4
             TO APPROVE AND ADOPT AN AMENDMENT TO THE ARTICLES OF
         INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
        COMMON STOCK FROM 20 MILLION SHARES OF COMMON STOCK, $.007 PAR
       VALUE, TO 50 MILLION SHARES OF COMMON STOCK, $.007 PAR VALUE, TO
        PERMIT THE ISSUANCE OF SHARES IN CONNECTION WITH THE COMPANY'S
      ACQUISITION OF FAMILY TELECOMMUNICATIONS INCORPORATED, THE ISSUANCE
       OF OPTIONS AND WARRANTS AND FOR OTHER GENERAL CORPORATE PURPOSES

  The Board of Directors has adopted a resolution declaring it advisable and in the best interest of the Company and its stockholders that the Company's Articles of Incorporation be amended to provide for an increase in the authorized number of shares of Common Stock of the Company from twenty million shares of Common Stock to fifty million shares of Common Stock. Such resolution also recommends that such amendment be approved and adopted by the Company's stockholders and directs that such proposal be submitted to the Company's stockholders at the Annual Meeting.

  If the Board of Directors' proposal is approved by the Company's stockholders, the Board of Directors would have authority to issue up to fifty million shares of Common Stock for such consideration as the Board of Directors may determine without further action by the stockholders except as may be required by law.

General

  The Company is currently authorized to issue up to 20,000,000 shares of Common Stock. As of the Record Date, there are 11,607,597 shares of Common Stock issued and outstanding. The Board of Directors of the Company has reserved ____________________ shares of Common Stock for issuance pursuant to the exercise of outstanding warrants and stock options and conversion of outstanding convertible securities. Accordingly, the Company is without additional shares of Common Stock which are unissued and are not reserved for any specific purpose.

  The Board of Directors has proposed the increase in and classification of the authorized capital stock to provide shares which could be used for a variety of corporate purposes, including stock splits, stock dividends, mergers, acquisitions, the raising of additional capital (including public and private offerings of securities), and implementation of incentive and other option plans. The Board of Directors believes it important that the Company have the flexibility that would be provided by having additional authorized capital stock available and by having the ability to designate and issue additional classes thereof. The Board of Directors believes it will require additional financing in order to fund the cash flow operating deficit of ILINK, to expand its business and that of FTI and to discharge outstanding indebtedness. Failure to increase the Company's authorized capital could significantly impair the Company's ability to raise additional capital and could limit the effect of the Conversion Price adjustment or reset provisions of the Class C Preferred Stock insofar as the Company may not have sufficient shares of available Common Stock issuable upon conversion as a result of a reduction in the Conversion Price.
The Company may, in its discretion, pay cumulative dividends on its outstanding shares of Preferred Stock through the issuance of shares of Common Stock provided such shares of Common Stock are registered under the Securities Act of 1933. Additional shares of authorized stock are also needed to enable the Company to take advantage of opportunities for possible future acquisitions, and the establishment of option plans. The Company from time to time conducts discussions with possible acquisition candidates. The Company may enter into acquisition agreements involving the issuance of additional shares of preferred or common stock. Of course, there can be no assurance that the Company will effect any acquisitions. If such opportunities arise in the future, significant amounts of capital stock may be issued by the Company's Board of Directors without further authorization by the Company's Shareholders. Such issuances could have a significant dilutive effect on the current shareholders of the Company.

  It is possible that the additional capital stock that would be authorized by the proposed amendment could be issued in a transaction that might discourage offers by takeover bidders or make such offers more difficult or expensive to accomplish, although the Board of Directors has no current plans for any such use of the capital stock. For example, the Board of Directors could approve the issuance of stock, or grant rights or stock options for such issuance, to persons, firms or entities that are known to be friendly to management of the Company. The Board of Directors could also approve the issuance of additional shares of common stock having classes, series, rights and preferences (including the number of votes applicable to each share of such class or series of capital stock) which may render it more difficult in the future for takeover bidders or others to accomplish takeovers or changes in control of the Company. Any issuance of Common Stock must be made for proper business purposes and for proper consideration from the recipient. Shares of Common Stock of the Company do not entitle holders thereof to preemptive rights.

  The Company or its subsidiary, I-Link Worldwide, Inc. (previously defined as "ILINK") has committed to issue options pursuant to employment agreements and/or pursuant to the Recruitment Plan as to an aggregate of ____ shares of Common Stock and has reserved an additional ____ shares for future issuances (for a total of 4,400,000 shares) as described in the discussion of Proposal 5. In addition, the Company has agreed to issue warrants to purchase 5,000 and 25,000 shares of Common Stock to William H. Flury, Vice President of Sales & Marketing of ILINK, and John W. Edwards, President of the Company, respectively, in connection with loans to ILINK in August 1996. The Company has also agreed to issue an aggregate of 400,000 shares of Common Stock, subject to satisfaction of certain conditions, in connection with its acquisition of FTI. In addition, the Company is in discussions with Joseph A. Cohen, a Director, concerning his engagement as a consultant to the Company, the terms of which have not been finalized but which are expected to include options to purchase up to 100,000 shares of Common Stock. See "Information about the FTI Acquisition" below and "Description of Business of FTI" in the Company's Form 10-KSB for the fiscal year ended December 31, 1996.

Information About the FTI Acquisition

  On January 13, 1997, pursuant to the terms of a Share Exchange Agreement for the Acquisition of Family Telecommunications Incorporated by Medcross, Inc. effective as of January 1, 1997 (the "Exchange Agreement"), the Company acquired the outstanding stock of Family Telecommunications Incorporated, a Utah corporation ("FTI"), from the stockholders of FTI, namely, Robert W. Edwards, Jr. and Jerald L. Nelson. The consideration for the transaction consists of an aggregate of 400,000 shares of the Company's Common Stock to be issued by the Company upon the satisfaction of certain conditions as follows: (i) completion of FTI's audited financial statements for the period ended December 31, 1996 containing an unqualified audit opinion by the Company's auditor; (ii) completion of a formal valuation of FTI and its assets by the Company's auditor, Coopers & Lybrand, LLP; (iii) approval of the Company's shareholders of an amendment to the Articles of Incorporation authorizing an increase in the number shares of Common Stock from 20 million to 50 million; and (iv) no material breach of any representations and warrants as of the date of completion of (i) through (iii). None of such conditions have been satisfied as of the Record Date and, therefore, the consideration has not yet been paid. The operations and business of FTI, however, are being integrated with the Company's business and operations. The purchase price was determined based upon the negotiated value of the assets and operations of FTI. John W. Edwards, President, a Director and Chief Executive Officer of the Company, and Robert W. Edwards, Jr., the principal shareholder and one of two shareholders of FTI, are brothers. For a description of the Company's advance to FTI, see "Directors and Executive Officers--Certain Relationships and Related Transactions."

  No federal or state regulatory requirements must be complied with or approval obtained in connection with the acquisition.

Reasons for Acquisition

  The focus of the Company's business following the Company's acquisition (the "I-LINK Acquisition") of I-Link Worldwide Inc. ("ILINK") in February 1996, shifted to the business of delivering business communications services via the emerging worldwide communication network (which includes the Internet) to existing users of traditional telecommunications services. The Company's acquisition of FTI in January 1997 provided the Company with an existing customer base in excess of 17,000 and, through FTI's contractual agreements with MCI and telephone facilities and equipment owned and operated by FTI, access to the switched telephone network at favorable rates. Access to the switched telephone network is a necessary component of the ILINK Network (as hereinafter defined) in order for phone and fax transmissions to be routed to destinations in lesser populated geographic areas that are not serviced by one of ILINK's Points of Presence ("POPs"), which the Company estimates encompasses approximately 15% to 20% of users nationwide. In addition, the access to the switched telephone network at favorable pricing that FTI affords to ILINK permits ILINK to rapidly develop and expand its customer bases in given geographic areas across the switched telephone network until such time as the size of the customer base and deployment of the ILINK Network in the area determines that the customers be transferred from the switched telephone network to the ILINK Network.

Nature of FTI Business

  Family Telecommunications Incorporated (previously defined as "FTI") was incorporated under the law of the state of Utah in 1996, and maintains its principal place of business in Phoenix, Arizona. FTI also maintains facilities in Salt Lake City, Utah. It is a long-distance telecommunications carrier that provides long distance service to most of the United States. Through its Carrier Agreement with MCI Telecommunications Corporation ("MCI"), FTI provides 1-plus long distance service, 800/888, worldwide calling card service, worldwide prepaid phone card service, long distance cellular phone service, data line service and T-span service. FTI is a switchless reseller (having no equipment) in all states but Arizona. In Arizona, FTI provides service through a pair of HARRIS 20-20 switches. This allows FTI to offer additional services in its home state and surrounding states, and to offer specialized services, including a variety of customized 800/888 services, voice mail, voice inter-active services, debit cards, travel cards and other customized services to its entire customer base. See "Description of Business of Family Telecommunications Incorporated" in the Company's Form 10-KSB.

Accounting Treatment

  The acquisition of FTI is expected to be accounted for using the purchase method of accounting. This method accounts for a business combination as the acquisition of one enterprise by another. The Company shall record at its cost the acquired assets less liabilities assumed. In the event that the cost of FTI is greater than the sum of the fair values of tangible and identifiable intangible assets less liabilities assumed, such difference shall be recorded as goodwill. The reported income of the acquiring corporation shall include the operations of the acquired enterprise after acquisition, based on the cost to the acquiring corporation.

  Representatives of the Company's independent public accountants, Coopers & Lybrand, LLP, are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Regulatory Approvals

  The transaction contemplated by the Exchange Agreement is not subject to any material regulatory review or approval.

Federal Income Tax Consequences of the Acquisition

  It is the intention of Company and FTI that the acquisition will qualify as a "tax free reorganization" within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code"). Assuming the acquisition is treated as a reorganization under the Code, generally no gain or loss will be recognized by the Company or FTI as a result of the acquisition. The acquisition will not have any tax consequences to the Company's stockholders. Neither the Company nor FTI has requested or will request any ruling from the Internal Revenue Service in connection with the acquisition. However, the acquisition has been structured with the intention that it will qualify as a tax-free reorganization under Code Section 368(a)(1)(B).

Comparative Market Price and Dividend Information

  The Company's Common Stock is traded on the Nasdaq SmallCap Market under the symbol "ILNK." Prior to March 8, 1996, the Common Stock was traded on the Nasdaq SmallCap Market under the symbol "MDCR." There is no established trading market for the FTI common stock. Neither the Company nor FTI has paid a cash dividend on its respective Common Stock. The Company does not currently anticipate paying any dividends on its Common Stock in the foreseeable future. Holders of the Company's outstanding Class B and Class C Preferred Stock are entitled to cumulative preferential dividends when, as and if declared by the Board of Directors. At the Company's option, the dividend may be paid in shares of Common Stock provided that such shares are registered under the Act. As of the Record Date, no dividends have been declared; accrued and unpaid dividends on all shares of Preferred Stock totalled $______________.

  On January 15, 1997, the last full trading day prior to the public announcement of the FTI Acquisition, the high and low sale prices per share of the Company's Common Stock as reported on Nasdaq were $7.125 and $6.50, respectively, and on January 10, 1997, the last full trading day prior to the execution of the Exchange Agreement, the high and low sale prices per share were $6.875 and $6.50, respectively.

Certain Information Concerning the Company

  Certain information concerning the Company, including recent events, a description of the business of Medcross, Inc., I-Link Worldwide, Inc. and Family Telecommunications, Incorporated certain market information, management's discussion and analysis and financial statements for the Company as of December 31, 1996 and for the year ended December 31, 1996 is included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996, which accompanies this Proxy Statement and is incorporated herein by this reference.

Proposed Amendment

  The text of the proposed amendment to the Articles of Incorporation is set forth in full in Exhibit C hereto and reference is made thereto for a complete statement of its terms. The amendment to the Articles of Incorporation will become effective upon approval by the stockholders and the filing of the Articles of Amendment to the Articles of Incorporation containing such amendment with the Secretary of State of Florida. If approved by the stockholders, the Company anticipates that such Articles of Amendment to the Articles of Incorporation will be filed as soon as practicable.

Vote Required for Approval

  The Amendment to the Articles of Incorporation will be approved if the votes cast by the holders of the Common Stock and represented at the Annual Meeting and entitled to vote favoring the action exceed the votes cast opposing the action. The enclosed proxy will be voted as specified, but if no specification is made with respect to the proposed amendment to the Articles of Incorporation, it will be voted in favor of the proposal to amend the Articles of Incorporation; however, broker non-votes will not be counted as an affirmative vote for purposes of determining whether the proposal has been approved.
Certain officers, directors and shareholders of the Company owning an aggregate of 7,751,081 shares (or approximately 66.78% of the outstanding shares) of Common Stock have agreed to vote in favor of Proposal 4.

  The Board of Directors unanimously recommends a vote FOR the approval of the amendment of the Articles of Incorporation to increase the number of shares of authorized capital stock from 20 million shares of Common Stock to 50 million shares of Common Stock.


                                  PROPOSAL 5
                        TO APPROVE THE ADOPTION OF THE
           1997 RECRUITMENT STOCK OPTION PLAN WHICH PROVIDES FOR THE
        ISSUANCE OF INCENTIVE STOCK OPTIONS, NON-QUALIFIED OPTIONS AND
                          STOCK APPRECIATION RIGHTS.

  The Board of Directors has adopted a resolution authorizing the establishment of the 1997 Recruitment Stock Option Plan (the "Recruitment Plan"), which plan shall provide for the issuance of Incentive Options, Non-Qualified Options and SARs. Pursuant to the resolution, the Board of Directors has declared it to be advisable and in the best interests of the Company and its stockholders that the Company adopt such plan and has directed that the proposal to adopt the Recruitment Plan, as set forth herein, be submitted to the stockholders of the Company for vote at the Annual Meeting.

  Proposal 5 will be submitted to the Company's stockholders for approval only if the Company's stockholders have approved the amendment of the Company's Articles of Incorporation to increase the authorized shares of Common Stock set forth in Proposal 4.

  The summary of the material provisions of the Recruitment Plan set forth herein is not intended to be complete and is qualified in its entirety by reference to the Recruitment Plan, a copy of which is attached hereto in Exhibit D to this Proxy Statement.

General

  The purpose of the Recruitment Plan is to induce officers, directors, employees and consultants of the Company (or any of its subsidiaries) who are in a position to contribute materially to the Company's prosperity to remain with the Company, to offer such persons incentives and rewards in recognition of their contributions to the Company's progress and to encourage such persons to continue to promote the best interests of the Company. The Recruitment Plan provides for the grant of stock options which qualify as incentive stock options (previously defined as "Incentive Options") under Section 422 of the Code, to be issued to officers who are employees and other employees, as well as options which do not so qualify (previously defined as "Non-Qualified Options") to be issued to officers, directors, employees and consultants. In addition, stock appreciation rights (previously defined as "SARs") may be granted in conjunction with the grant of Incentive Options and Non-Qualified Options.

  The Recruitment Plan provides for the granting of Incentive Options, Non-Qualified Options and SARs with respect to, in the aggregate, up to 4,400,000 shares of Common Stock (which number is subject to adjustment in the event of stock dividends, stock splits and other similar events). To the extent that an Incentive Option or Non-Qualified Option is not exercised within the period of exercisability specified therein, it will expire as to the then unexercised portion. If any Incentive Option, Non-Qualified Option or SAR terminates prior to exercise thereof and during the duration of the Recruitment Plan, the shares of Common Stock as to which such option or right was not exercised will become available under the Recruitment Plan for the grant of additional options or rights to any eligible employee. The shares of Common Stock subject to the Recruitment Plan may be made available from either authorized but unissued shares, treasury shares, or both. The Recruitment Plan became effective upon adoption by the Board of Directors, subject to its approval by the affirmative vote of the holders of a majority of the Company's outstanding voting stock entitled to vote thereon and subject to the approval of the amendment of the Company's Articles of Incorporation to increase the authorized shares of Common Stock (see Proposal 4). In the event that the Recruitment Plan is not approved by the stockholders, the Recruitment Plan shall remain in force; provided, however, that all options granted thereunder shall automatically be deemed to be Non-Qualified Options.

Administration

  The Recruitment Plan will be administered by:  (a) the Board of Directors or
(b) in the discretion of the Board of Directors, by a committee (the "Committee") of the Board of Directors of two or more members of the Board of Directors, each of whom is a "Non-Employee" Director as such term is defined by Rule 16b-3 (as such rule may be amended from time to time, "Rule 16b-3") under the Exchange Act of 1934, as amended (the "Exchange Act"). The Board of Directors or the Committee generally has the authority to determine the individuals to whom and the date on which options and rights are to be granted, the number of shares of stock to be subject to each option and right, the exercise price of shares of stock subject to options and rights, the terms of any vesting or forfeiture schedule and the other terms and provisions of each option and right.

Section 16(b) Compliance

  It is intended that transactions pursuant to the Recruitment Plan will satisfy the conditions of Rule 16b-3, as amended, promulgated under Section 16 of the Exchange Act. Section 16(b) of the Exchange Act provides that any so-called "short-swing profits," that is, a profit realized by an officer, director or owner of 10 percent or more of the outstanding securities on a purchase and a sale of stock within a six-month period, are recoverable by the issuer of the securities. Although the application of Section 16(b) (and the rules promulgated thereunder) is complex, Rule 16b-3 generally mitigates the impact of
Section 16(b) by providing an exemption from the liability provisions for transactions which satisfy the conditions of Rule 16b-3.

Eligibility and Extent of Participation

  Incentive Options may be granted pursuant to the Recruitment Plan only to employees of the Company (or any subsidiary). Non-Qualified Options and SARs may be granted pursuant to the Recruitment Plan to officers, directors, employees or consultants of the Company or any subsidiary.

  There is no minimum number of shares of Common Stock with respect to which an option or right may be granted. However, if the aggregate fair market value of shares with respect to which Incentive Options are exercisable for the first time by any employee during any calendar year (under all stock option plans of the Company) exceeds $100,000, such excess options shall be treated as Non-Qualified Options. For the purpose of the foregoing limitation, the fair market value of shares subject to an Incentive Option is to be determined as of the time the option is granted.

  The Board of Directors or the Committee may require, as a condition of granting any option or right, that the optionee enter into a stock option agreement which shall require, among other things, the agreement by the employee with the Company that the employee not sell or otherwise dispose of shares acquired pursuant to the exercise of an Incentive Option for a minimum of two years from the date of grant of the Incentive Option and one year from the date of issuance of the Common Stock, absent the written approval, consent or waiver of the Board of Directors or Committee.

  As of March ___, 1997, there have been ____________ options or rights granted under the Recruitment Plan to (a) _____ executive officers of the Company as follows: _______________; (b) _____ directors who are not executive officers; and (c) ____ employees. An aggregate of ____ persons are eligible to participate in the Recruitment Plan. With respect to the foregoing, there are ____ employees (including ___ officers) of the Company entitled to receive Incentive Options under the Recruitment Plan and ____ persons (including ____ employees, ____ directors and ____ officers) who may receive Non-Qualified Options under the Recruitment Plan. Consultants engaged by the Company from time to time are also expected to be eligible to receive Non-Qualified Options under such Plan.

Purchase Price and Exercise of Options

  The price at which shares of Common Stock covered by an option may be purchased shall be determined by the Board of Directors or the Committee; however, the purchase price of shares of Common Stock issuable upon exercise of an Incentive Option must not be less than 100 percent of the fair market value of such shares on the date the Incentive Option is granted. Any cash proceeds received by the Company from the exercise of the options will be used for general corporate purposes.

Expiration and Transfer of Options

  The Board of Directors or the Committee has the sole discretion to fix the period within which any Incentive or Non-Qualified Option may be exercised. Any Incentive Option granted under the Recruitment Plan to a 10 percent or less shareholder and any Non-Qualified Option shall be exercised during a period of not more than ten years from the date of grant and any Incentive Option granted to a greater than 10 percent shareholder shall be exercised within five years from the date of grant. No Incentive Options may be granted under the Recruitment Plan more than ten years after the date of adoption of the Recruitment Plan.

  Options granted under the Recruitment Plan are not transferable except upon death. Options generally may be exercised only while the option holder is employed by the Company, or in some cases, within three months of termination of employment. In the event of disability of an option holder, options may be exercised to the extent of the accrued right to purchase the option within one year of termination of employment due to disability. In the event of the death of an option holder, options may be exercised within three years after the date of death.

  Upon a reorganization, merger or consolidation of the Company as a result of which the outstanding Common Stock is changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company, the Recruitment Plan will terminate and all outstanding options previously granted thereunder shall terminate, unless provision is made in connection with such transaction for the continuance of the Recruitment Plan or for the assumption of options theretofore granted. If the Recruitment Plan and unexercised options are to terminate pursuant to such transaction, persons owning any unexercised portions of options then outstanding will have the right, prior to the consummation of the transaction, to exercise the unexercised portions of their options, including the portions thereof which would, but for such transaction, not yet be exercisable.

Federal Income Tax Considerations

  In the case of Incentive Options, no taxable gain will be realized by an option holder upon grant or exercise of the option, and the Company will not be entitled to a tax deduction at the time any such option is granted or exercised. However, the excess of the fair market value of any stock received over the option price will constitute an adjustment in computing alternative minimum taxable income at the time of the transfer of stock pursuant to the exercise of the option, or if later, at the earlier of the time that the stock is transferable or is not subject to a substantial risk of forfeiture.

  The treatment for federal income tax purposes of Non-Qualified Options depends on whether the option has a readily ascertainable fair market value at the time it is granted. Because the Non-Qualified Options are not actively traded on an established market and because it is likely that the Non-Qualified Options will be nontransferable by the optionee or will not be immediately exercisable, it is expected that the Non-Qualified Options will not have a readily ascertainable fair market value. If a Non-Qualified Option does not have a readily ascertainable fair market value at the time of grant, there is no taxable event at grant; rather, the excess of (i) the fair market value of the Common Stock on the date it is acquired pursuant to exercise of the option over (ii) the exercise price, plus the amount, if any, paid for the option must be included in the optionee's gross income at the time of the receipt of stock pursuant to exercise of the option, or if later, at the earlier of the time that the stock is transferable or is not subject to a substantial risk of forfeiture. If stock received pursuant to the exercise of a Non-Qualified Option is not taxable at receipt because the stock is nontransferable and subject to a substantial risk of forfeiture, the optionee may nevertheless elect to include such amount in gross income when the stock is received pursuant to exercise of the option.

  Under Section 280G of the Code, certain persons who receive compensation payments in connection with a change in control of a company may be subject to a 20 percent excise tax and the issuer may lose its tax deduction with respect to such payments. These rules may apply to options and rights granted under the Recruitment Plan. The determination of the application of these rules will depend upon a number of factual matters not determinable at this time. It should be realized, however, that these rules may affect the ability of the Company to secure a tax deduction on the exercise of certain Non-Qualified Options granted under the Recruitment Plan.

  The tax consequences summarized above may change in the event of amendment to the Code or the regulations adopted thereunder.

Exercise of Options; SARs

  Generally, an option will be exercised by the tender in cash of the total exercise price for the shares of stock for which the option is being exercised. The Board of Directors or the Committee may, however, permit an optionee to pay all or a portion of the exercise price by delivering to the Company shares of Common Stock having an aggregate fair market value at least equal to such total exercise price. An option may also be exercised by tender to the Company of a written notice of exercise together with advice of the delivery of an order to a broker to sell part or all of the shares of Common Stock subject to such exercise notice and an irrevocable order to such broker to deliver to the Company sufficient proceeds from the sale of such shares to pay the exercise price and any withholding taxes (a "cashless exercise") provided all documentation and procedures are approved in advance by the Board of Directors or the Committee. The Company has the authority under the Recruitment Plan to assist any employee of the Company with the payment of the purchase price of the Common Stock by lending the amount of the purchase price to the employee, on terms, including rate of interest and security for the loan, as the Board of Directors shall authorize.

  The Board of Directors or the Committee may, in its discretion, at any time prior to the exercise of any option, grant in connection with such option the right to surrender part or all of such option to the extent the option is exercisable, and receive an amount (payable in cash, shares of the Company's Common Stock or combination thereof as determined by the Board of Directors or the Committee) equal to the difference between the then fair market value of the shares issuable upon the exercise of the option (or portions thereof surrendered) and the exercise price of the option or portion thereof surrendered.

Amendments to the Recruitment Plan

  The Board of Directors may at any time terminate the Recruitment Plan or make such amendments thereto as it deems advisable and in the best interests of the Company, without action on the part of the Company's shareholders, unless such approval is required pursuant to Section 422 of the Code or other federal or state law. Such amendments may include, without limitation, changes in the number of shares reserved for issuance under the plan, the class or classes of individuals eligible to participate therein and the manner of administration and duration of the plan.

Vote Required for Approval

  The Recruitment Plan will be approved if the votes cast by the holders of the Common Stock and represented at the Annual Meeting and entitled to vote favoring the action exceed the votes cast opposing the action. The enclosed proxy will be voted as specified, but if no specification is made with respect to the proposal, it will be voted in favor of the proposal to approve the adoption of the Recruitment Plan; however, broker non-votes will not be counted as an affirmative vote for purposes of determining whether the proposal has been approved.

  The Board of Directors unanimously recommends a vote FOR the approval and adoption of the 1997 Recruitment Stock Option Plan, which plan shall provide for the issuance of Incentive Options, Non-Qualified Options and SARs, as set forth in Exhibit D hereto.


                             OTHER PROPOSED ACTION

  The Board of Directors does not intend to bring any other matters before the Annual Meeting, nor does the Board of Directors know of any matters that other persons intend to bring before the Annual Meeting. If, however, other matters not mentioned in this Proxy Statement properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.

  Shareholders should note that the Company's By-Laws provide that no proposals or nominations of Directors by Shareholders shall be presented for vote at an Annual Meeting of Shareholders unless notice complying with the requirements in the By-Laws is provided to the Board of Directors or the Company's Secretary no later than the close of business on the fifth day following the day that notice of the Annual Meeting is first given to Shareholders.


                     SHAREHOLDER PROPOSALS AND SUBMISSION

  If any Shareholder wishes to present a proposal for inclusion in the proxy materials to be solicited by the Company's Board of Directors with respect to the next Annual Meeting of Shareholders, such proposal must be presented to the Company's management prior to ________, 1997.

  WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. YOUR VOTE IS IMPORTANT. IF YOU ARE A SHAREHOLDER OF RECORD AND ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.

                                         MEDCROSS, INC.


                                         By:
                                             ----------------------------------
                                             David E. Hardy, Secretary

                                                                       EXHIBIT A


                             AMENDMENT TO ARTICLE I
                        OF CERTIFICATE OF INCORPORATION
                                 MEDCROSS, INC.


  Article I of the Articles of Incorporation of Medcross, Inc. shall be deleted and the following substituted therefor:

  "Article I.  The name of the corporation is I-Link, Inc."

                                                                       EXHIBIT B

                            AMENDMENT TO ARTICLE III
                        OF CERTIFICATE OF INCORPORATION
                               OF MEDCROSS, INC.

  Article III of the Corporation's Articles of Incorporation shall be amended by the substitution of the following paragraph (a) for paragraph (a) of Article
III:

  "(a) Fifty million (50,000,000) shares of common stock, having a par value of $.007 per share (the "Common Stock"); and"

                                                                       EXHIBIT C

                            AMENDMENT TO ARTICLE III
                        OF CERTIFICATE OF INCORPORATION
                               OF MEDCROSS, INC.

  Article III of the Corporation's Articles of Incorporation shall be amended by the substitution of the following paragraph (b) for paragraph (b) of
Article III:

  "(b) Two million (2,000,000) shares of preferred stock, having a par value of $10.00 per share (the "Preferred Stock"). The Preferred Stock may be issued in one or more series. The Board of Directors shall have the authority to divide the Preferred Stock into one or more series and, subject to the provisions and limitations set forth herein, to determine the relative rights and preferences of the shares of any series so established with regard to the rate or manner of payment of dividends, whether such shares may be redeemed and, if so, the redemption price and the terms and conditions of redemption, sinking fund provisions, if any, for the redemption or purchase of such shares, the terms and conditions, if any, on which such shares may be converted, and voting rights, if any. Provided, however, except as to any rights and preferences as determined by the Board of Directors as set forth above, all shares of such Preferred Stock regardless of series shall be identical."

                                                                       EXHIBIT D

                       1997 RECRUITMENT STOCK OPTION PLAN
                               OF MEDCROSS, INC.

                                   ARTICLE I
                                   ---------
                           ESTABLISHMENT AND PURPOSE
                           -------------------------

  Section 1.1 Medcross, Inc. (the "Company"), a Florida corporation, hereby establishes a stock option plan to be named the 1997 Recruitment Stock Option Plan (the "1997 Plan").

  Section 1.2 The purpose of this 1997 Plan is to induce persons who are officers, directors, employees and consultants of the Company or any of its subsidiaries who are in a position to contribute materially to the Company's prosperity to remain with the Company, to offer said persons incentives and rewards in recognition of their contributions to the Company's progress, and to encourage said persons to continue to promote the best interests of the Company. This 1997 Plan provides for the grant of options to purchase shares of common stock of the Company, par value $.007 per share (the "Common Stock") which qualify as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to persons who are employees, as well as options which do not so qualify ("Non-Qualified Options") to be issued to persons or consultants, including those who are not employees. This 1997 Plan also provides for grants of stock appreciation rights ("SARs") in connection with the grant of options under this 1997 Plan. Incentive Options and Non-Qualified Options may be collectively referred to hereinafter as the "Options" as the context may require.

  Section 1.3 All options and other rights previously granted by the Company under any other plan previously adopted by the Company shall continue to be governed by such plan. All Options granted hereunder on or after the date that this 1997 Plan has been approved and adopted by the Company's board of directors (the "Board of Directors") shall be governed by the terms and conditions of this 1997 Plan unless the terms of such Option specifically indicate that it is not to be so governed.

                                  ARTICLE II
                                  ----------
                                ADMINISTRATION
                                --------------

  Section 2.1 All determinations under this 1997 Plan concerning the selection of persons eligible to receive awards under this 1997 Plan and with respect to the timing, pricing and amount of an award under this 1997 Plan shall be made by the administrator (the "Administrator") of this 1997 Plan. The Administrator shall be either: (a) the Board of Directors or (b) in the discretion of the Board of Directors by a committee (the "Committee") of the Board of Directors of two or more members of the Board of Directors, each of whom is a "Non-Employee Director" as such term is defined by Rule 16b-3 (as such rule may be amended from time to time, "Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In such case, a majority of the total number of members of the Committee shall be necessary to constitute a quorum; and (i) the affirmative act of a majority of the members present at any meeting at which a quorum is present, or (ii) the approval in writing by a majority of the members of the Committee shall be necessary to constitute action by the Committee.

  With respect to persons subject to Section 16 of the Exchange Act, transactions under this 1997 Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent that any provision of this 1997 Plan or action by the Administrator fails to so comply, it shall be deemed to be null and void, to the extent permitted by law and deemed advisable by the Administrator.

  Section 2.2 The provisions of this 1997 Plan relating to Incentive Options are intended to comply in every respect with Section 422 of the Code ("Section 422") and the regulations promulgated thereunder. In the event that any future statute or regulation shall modify Section 422, this 1997 Plan shall be deemed to incorporate by reference such modification. Any stock option agreement relating to the grant of any Incentive Option pursuant to this 1997 Plan, which option is outstanding and unexercised at the time that any modifying statute or regulation becomes effective, shall also be deemed to incorporate by reference such modification, and no notice of such modification need be given to the Optionee (as hereinafter defined). Any stock option agreement relating to an Incentive Option shall provide that the Optionee (as hereinafter defined) hold the stock received upon exercise of such Incentive Option for a minimum of two years from the date of grant of the Incentive Option and one year from the date of exercise of such Incentive Option, absent the written approval, consent or waiver of the Administrator.

  Section 2.3 If any provision of this 1997 Plan is determined to disqualify the shares of Common Stock purchasable upon exercise of an Incentive Option granted under this 1997 Plan from the special tax treatment provided by Section 422, such provision shall be deemed to incorporate by reference the modification required to qualify such shares of Common Stock for said tax treatment.

  Section 2.4 The Company shall grant Options under this 1997 Plan in accordance with determinations made by the Administrator pursuant to the provisions of this 1997 Plan. All Options granted pursuant to this 1997 Plan shall be clearly identified as Incentive Options or Non-Qualified Options. The Administrator may from time to time adopt (and thereafter amend or rescind) such rules and regulations for carrying out this 1997 Plan and take such action in the administration of this 1997 Plan, not inconsistent with the provisions hereof, as it shall deem proper. The Board of Directors or, subject to the supervision of the Board of Directors, the Committee, as the Administrator, shall have plenary discretion, subject to the express provisions of this 1997 Plan, to determine which officers, directors, employees and consultants shall be granted Options, the number of shares subject to each Option, the time or times when an Option may be exercised (whether in whole or in installments), whether Rights under Section 7.6 hereof shall be granted, the terms and provisions of the respective option agreements (which need not be identical), including such terms and provisions which may be amended from time to time as shall be required, in the judgment of the Administrator, to conform to any change in any law or regulation applicable hereto, and to make all other determinations deemed necessary or advisable for the administration of this 1997 Plan. The interpretation and construction of any provision of this 1997 Plan by the Administrator (unless otherwise determined by the Board of Directors) shall be final, conclusive and binding upon all persons.

  Section 2.5 No member of the Administrator shall be liable for any action or determination made in good faith with respect to administration of this 1997 Plan or the Options granted hereunder. A member of the Administrator shall be indemnified by the Company, pursuant to the Company's bylaws, for any expenses, judgments or other costs incurred as a result of a lawsuit filed against such member claiming any rights or remedies arising out of such member's participation in the administration of this 1997 Plan.

                                  ARTICLE III
                                  -----------
                     TOTAL NUMBER OF SHARES TO BE OPTIONED
                     -------------------------------------

  Section 3.1 There shall be reserved for issuance or transfer upon exercise of Options to be granted from time to time under this 1997 Plan an aggregate of 4,400,000 shares of Common Stock of the Company (subject to adjustment as provided in Article VIII hereof). The shares issued upon exercise of any Options granted under this 1997 Plan may be shares of Common Stock previously issued and reacquired by the Company at any time or authorized but unissued shares of Common Stock, as the Board of Directors from time to time may determine.

  Section 3.2 In the event that any Options outstanding under this 1997 Plan for any reason expire or are terminated without having been exercised in full or shares of Common Stock subject to Options are surrendered in whole or in part pursuant to Rights granted under Section 7.6 hereof (except to the extent that shares of Common Stock are issued as payment to the holder of the Option upon such surrender) the unpurchased shares of Common Stock subject to such Option and any such surrendered shares of Common Stock may again be available for transfer under this 1997 Plan.

  Section 3.3 No Options shall be granted pursuant to this 1997 Plan to any Optionee after the tenth anniversary of the date that this 1997 Plan is adopted by the Board of Directors.

                                  ARTICLE IV
                                  ----------
                                  ELIGIBILITY
                                  -----------

  Section 4.1 Non-Qualified Options may be granted pursuant to this 1997 Plan to officers, directors, employees and consultants of the Company (or any of its subsidiaries) selected by the Administrator, and Incentive Options may be granted pursuant to this 1997 Plan only to employees (including officers and directors who are also employees) of the Company (or any of its subsidiaries) selected by the Administrator. Persons granted Options pursuant to this 1997 Plan are referred to herein as "Optionees." For purposes of determining who is an employee with respect to eligibility for Incentive Options, Section 422 shall govern. The Administrator may determine (in its sole discretion) that any person who would otherwise be eligible to be granted Options shall, nonetheless, be ineligible to receive any award under this 1997 Plan.

  Section 4.2 The Administrator will (in its discretion) determine the persons to be granted Options, the time or times at which Options shall be granted, the number of shares of Common Stock subject to each Option, the terms of a vesting or forfeiture schedule, if any, the type of Option issued, the period during which such Options may be exercised, the manner in which Options may be exercised and all other terms and conditions of the Options; provided, however,
                                                             --------  -------
no Option will be granted which has terms or conditions inconsistent with those stated in Articles V and VI hereof. Relevant factors in making such determinations may include the value of the services rendered by the respective Optionee, his or her present and potential contributions to the Company, and such other factors which are deemed relevant in accomplishing the purpose of this 1997 Plan.

                                   ARTICLE V
                                   ---------
                        TERMS AND CONDITIONS OF OPTIONS
                        -------------------------------

  Section 5.1 Each Option granted under this 1997 Plan shall be evidenced by a stock option certificate and agreement (the "Stock Option Certificate and Agreement") in a form consistent with this 1997 Plan, provided that the following terms and conditions shall apply:

     (a) The price at which each share of Common Stock covered by an Option may be purchased shall be set forth in the Stock Option Certificate and Agreement and shall be determined by the Administrator, provided that the option price for any Incentive Option shall not be less than the "fair market value" of the shares of Common Stock at the time of grant determined in accordance with
Section 5.1(b) below. Notwithstanding the foregoing, if an Incentive Option to purchase shares of Common Stock is granted pursuant to this 1997 Plan to an Optionee who, on the date of the grant, directly or indirectly owns more than ten percent (10%) of the voting power of all classes of capital stock of the Company (or its parent or subsidiary), not including the shares of Common Stock obtainable upon exercise of the Option, the minimum exercise price of such Option shall be not less than one hundred ten percent (110%) of the "fair market value" of the shares of Common Stock on the date of grant determined in accordance with Section 5.1(b) below.

     (b) The "fair market value" shall be determined by the Administrator, which determination shall be binding upon the Company and its officers, directors, employees and consultants. The determination of the fair market value shall be based upon the following: (i) if the shares of Common Stock are not listed and traded upon a recognized securities exchange and there is no report of stock prices with respect to the shares of Common Stock published by a recognized stock quotation service, on the basis of the recent purchases and sales of the shares of Common Stock in arms-length transactions; or (ii) if the shares of Common Stock are not then listed and traded upon a recognized securities exchange or quoted on the NASDAQ Stock Market, and there are reports of stock prices by a recognized quotation service, upon the basis of the last reported sale or transaction price of such stock on the date of grant as reported by a recognized quotation service, or, if there is no last reported sale or transaction price on that day, then upon the basis of the mean of the last reported closing bid and closing asked prices for such stock on that day or on the date nearest preceding that day; or (iii) if the shares of Common Stock shall then be listed and traded upon a recognized securities exchange or quoted on the NASDAQ Stock Market, upon the basis of the last reported sale or transaction price at which shares of Common Stock were traded on such recognized securities exchange on the date of grant or, if the shares of Common Stock were not traded on such date, upon the basis of the last reported sale or transaction price on the date nearest preceding that date. The Administrator shall also consider such other factors relating to the fair market value of the shares of Common Stock as it shall deem appropriate.

     (c) For the purpose of determining whether an Optionee owns more than ten percent (10%) of the voting power of all classes of stock of the Company, an Optionee is considered to own those shares which are owned directly or indirectly through brothers and sisters (including half-blooded siblings), spouse, ancestors and lineal descendants; and proportionately as a shareholder of a corporation, a partner of a partnership, and/or a beneficiary of a trust or an estate that owns shares of the Company.

     (d) Notwithstanding any other provision of this 1997 Plan, in accordance with the provisions of Section 422(d) of the Code, to the extent that the aggregate fair market value (determined at the time the Option is granted) of the shares of Common Stock of the Company with respect to which Incentive Options (without reference to this provision) are exercisable for the first time by any individual in any calendar year under any and all stock option plans of the Company, its subsidiary corporations and its parent (if any) exceeds $100,000, such Options shall be treated as Non-Qualified Options.

     (e) An Optionee may, in the Administrator's discretion, be granted more than one Incentive Option or Non-Qualified Option during the duration of this 1997 Plan, and may be issued a combination of Non-Qualified Options and Incentive Options; provided, however, that non-employees are not eligible to receive Incentive Options.

     (f) The duration of any Option and any Right related thereto shall be within the sole discretion of the Administrator; provided, however, that any Incentive Option granted to a ten percent (10%) or less stockholder or any Non-Qualified Option shall, by its terms, be exercised within ten years after the date the Option is granted and any Incentive Option granted to a greater than ten percent (10%) stockholder shall, by its terms, be exercised within five years after the date the Option is granted.

     (g) An Option and any Right related thereto shall not be transferable by the Optionee other than by will, or by the laws of descent and distribution. An Option may be exercised during the Optionee's lifetime only by the Optionee.

     (h) The Administrator may impose such other or further conditions on any transaction under the 1997 Plan, including without limitation, the grant or award of any Option or the exercise or other disposition thereof, as it, in its discretion, may deem necessary or advisable in order to exempt the transaction from Section 16(b) of the Exchange Act, including without limitation thereto, the approval or ratification of the transaction by shareholders or a six-month restriction on disposition of the Option or the Common Stock issuable upon exercise thereof.


                                  ARTICLE VI
                                  ----------
                       EMPLOYMENT OR SERVICE OF OPTIONEE
                       ---------------------------------

  Section 6.1 If the employment or service of an Optionee is terminated for cause, the option rights of such Optionee, both accrued and future, under any then outstanding Non-Qualified or Incentive Option shall terminate immediately. "Cause" shall mean incompetence in the performance of duties, disloyalty, dishonesty, theft, embezzlement, unauthorized disclosure of patents, processes or trade secrets of the Company, individually or as an employee, partner, associate, officer or director of any organization. The determination of the existence and the proof of "cause" shall be made by the Administrator and, subject to the review of any determination made by the Administrator, such determination shall be binding on the Optionee and the Company.

  Section 6.2 If the employment or service of the Optionee is terminated by either the Optionee or the Company for any reason other than for cause, death, or for disability, as defined in Section 22(e)(3) of the Code, the option rights of such Optionee under any then outstanding Non-Qualified or Incentive Option shall, subject to the provisions of Section 5.1(h) hereof, be exercisable by such Optionee at any time prior to the expiration of the Option or within three months after the date of such termination, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option at the date of such termination.

  Section 6.3  In the case of an Optionee who becomes disabled, as defined by
Section 22(e)(3) of the Code, the option rights of such Optionee under any then outstanding Non-Qualified or Incentive Option shall, subject to the provisions of Section 5.1(h) hereof, be exercisable by such Optionee at any time prior to the expiration of the Option or within one year after the date of termination of employment or service due to disability, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option at the date of such termination.

  Section 6.4 In the event of the death of an Optionee, the option rights of such Optionee under any then outstanding Non-Qualified or Incentive Option shall be exercisable by the person or persons to whom these rights pass by will or by the laws of descent and distribution, at any time prior to the expiration of the Option or within three years after the date of death, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option at the date of death. If a person or estate acquires the right to exercise a Non-Qualified or Incentive Option by bequest or inheritance, the Administrator may require reasonable evidence as to the ownership of such Option, and may require such consents and releases of taxing authorities as the Administrator may deem advisable.

  Section 6.5 The Administrator may also provide that an employee must be continuously employed by the Company for such period of time as the Administrator, in its discretion, deems advisable before the right to exercise any portion of an Option granted to such employee will accrue, and may also set such other targets, restrictions or other terms relating to the employment of the Optionee which targets, restrictions, or terms must be fulfilled or complied with, as the case may be, prior to the exercise of any portion of an Option granted to any employee.

  Section 6.6 Options granted under this 1997 Plan shall not be affected by any change of duties or position, so long as the Optionee continues in the service of the Company.

  Section 6.7 Nothing contained in this 1997 Plan, or in any Option granted pursuant to this 1997 Plan, shall confer upon any Optionee any right with respect to continuance of employment or service by the Company nor interfere in any way with the right of the Company to terminate the Optionee's employment or service or change the Optionee's compensation at any time.

                                  ARTICLE VII
                                  -----------
                              PURCHASE OF SHARES
                              ------------------

  Section 7.1 Except as provided in this Article VII, an Option shall be exercised by tender to the Company of the full exercise price of the shares of Common Stock with respect to which the Option is exercised and written notice of the exercise. The right to purchase shares of Common Stock shall be cumulative so that, once the right to purchase any shares of Common Stock has accrued, such shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option. A partial exercise of an Option shall not affect the right of the Optionee to exercise the Option from time to time, in accordance with this 1997 Plan, as to the remaining number of shares of Common Stock subject to the Option. The purchase price of the shares shall be in United States dollars, payable in cash or by certified bank check. Notwithstanding the foregoing, in lieu of cash, an Optionee may, with the approval of the Administrator, exercise his or her Option by tendering to the Company shares of Common Stock of the Company owned by him or her and having an aggregate fair market value at least equal to the full exercise price. The fair market value of any shares of Common Stock so surrendered shall be determined by the Administrator in accordance with Section 5.1(b) hereof.

  Section 7.2 Except as provided in Article VI above, an Option may not be exercised unless the holder thereof is an officer, director, employee, or consultant of the Company at the time of exercise.

  Section 7.3 No Optionee, or Optionee's executor, administrator, legatee, or distributee or other permitted transferee, shall be deemed to be a holder of any shares of Common Stock subject to an Option for any purpose whatsoever unless and until a stock certificate or certificates for such shares are issued to such person under the terms of this 1997 Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Article VIII hereof.

  Section 7.4 If: (i) the listing, registration or qualification of the Options issued hereunder, or of any securities issuable upon exercise of such Options (the "Subject Securities") upon any securities exchange or quotation system or under federal or state law is necessary as a condition of or in connection with the issuance or exercise of the Options, or (ii) the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the issuance or exercise of the Options, the Company shall not be obligated to deliver the certificates representing the Subject Securities or to accept or to recognize an Option exercise unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. The

Company will take reasonable action to so list, register, or qualify the Options and the Subject Securities, or effect or obtain such consent or approval, so as to allow for their issuance.

  Section 7.5 An Optionee may be required to represent to the Company as a condition of his or her exercise of Options issued under this 1997 Plan that:
(i) the Subject Securities acquired upon exercise of his or her Option are being acquired by him or her for investment purposes only and not with a view to distribution or resale, unless counsel for the Company is then of the view that such a representation is not necessary and is not required under the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable statute, law, regulation or rule; and (ii) that the Optionee shall make no exercise or disposition of an Option or of the Subject Securities in contravention of the Securities Act, the Exchange Act or the rules and regulations thereunder. Optionees may also be required to provide (as a condition precedent to exercise of an Option) such documentation as may be reasonably requested by the Company to assure compliance with applicable law and the terms and conditions of this 1997 Plan and the subject Option.

  Section 7.6 The Administrator may, in its discretion, grant in connection with any Option, at any time prior to the exercise thereof, the right (previously defined as an "SAR" or collectively, the "SARs") to surrender all or part of the Option to the extent that such Option is exercisable and receive in exchange an amount (payable in cash, shares of Common Stock valued at the then fair market value, or a combination thereof as determined by the Administrator) equal to the difference (the "Spread") between the then fair market value of the shares of Common Stock issuable upon the exercise of the Option (or portions thereof surrendered) and the option price payable upon the exercise of the Option (or portions thereof surrendered). Such SARS may be included in an Option only under the following conditions: (a) the SARS will expire no later than the expiration of the underlying Option; (b) the SARS may be for no more than one hundred percent (100%) of the Spread; (c) the SARS are transferable only when the underlying Option is transferable and under the same conditions;
(d) the SARS may be exercised only when the underlying Option is eligible to be exercised; and (e) the SARS may be exercised only when the Spread is positive, i.e., when the market price of the stock subject to the Option exceeds the exercise price of the Option.

  Section 7.7 An Option may also be exercised by tender to the Company of a written notice of exercise together with advice of the delivery of an order to a broker to sell part or all of the shares of Common Stock subject to such exercise notice and an irrevocable order to such broker to deliver to the Company (or its transfer agent) sufficient proceeds from the sale of such shares to pay the exercise price and any withholding taxes. All documentation and procedures to be followed in connection with such a "cashless exercise" shall be approved in advance by the Administrator.

                                 ARTICLE VIII
                   CHANGE IN NUMBER OF OUTSTANDING SHARES OF
                   -----------------------------------------
                   STOCK, ADJUSTMENTS, REORGANIZATIONS, ETC.
                   -----------------------------------------

  Section 8.1 In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number of shares or kind of shares or other securities of the Company or of another corporation by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of shares, or a dividend payable in capital stock, appropriate adjustment shall be made by the Administrator in the number and kind of shares for the purchase of which Options may be granted under this 1997 Plan, including the maximum number that may be granted to any one person. In addition, the Administrator shall make appropriate adjustments in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that the Optionee's proportionate interest shall be maintained as before the occurrence to the unexercised portion of the

Option and with a corresponding adjustment in the option price per share. Any such adjustment made by the Administrator shall be conclusive.

  Section 8.2 The grant of an Option pursuant to this 1997 Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

  Section 8.3 Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to Options hereunder are changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company to an association, person, party, corporation, partnership, or control group as that term is construed for purposes of the Exchange Act, this 1997 Plan shall terminate, and all outstanding Options theretofore granted hereunder shall terminate, unless provision be made in writing in connection with such transaction for the continuance of this 1997 Plan and/or for the assumption of Options theretofore granted, or the substitution for such Options of options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event this 1997 Plan and options theretofore granted shall continue in the manner and under the terms so provided. If this 1997 Plan and unexercised Options shall terminate pursuant to the foregoing sentence, all persons owning any unexercised portions of Options then outstanding shall have the right, at such time prior to the consummation of the transaction causing such termination as the Company shall designate, to exercise the unexercised portions of their Options, including the portions thereof which would, but for this Section 8.3 not yet be exercisable.

                                   ARTICLE IX
                      DURATION, AMENDMENT AND TERMINATION
                      -----------------------------------

  Section 9.1 The Board of Directors may at any time terminate this 1997 Plan or make such amendments hereto as it shall deem advisable and in the best interests of the Company, without action on the part of the shareholders of the Company unless such approval is required pursuant to Section 422 of the Code or the regulations thereunder or other federal or state law; provided, however,
                                                          --------  -------
that no such termination or amendment shall, without the consent of the individual to whom any Option shall theretofore have been granted, materially adversely affect or impair the rights of such individual under such Option. Pursuant to Section 422(b) of the Code, no Incentive Option may be granted pursuant to this 1997 Plan after ten years from the date this 1997 Plan is adopted or the date this 1997 Plan is approved by the shareholders of the Company, whichever is earlier.


                                   ARTICLE X
                                  RESTRICTIONS
                                  ------------

  Section 10.1 Any Options and shares of Common Stock issued pursuant to this 1997 Plan shall be subject to such restrictions on transfer and limitations as shall, in the opinion of the Administrator, be necessary or advisable to assure compliance with the laws, rules and regulations of the United States government or any state or jurisdiction thereof. In addition, the Administrator may in any Stock Option Certificate and Agreement impose such other restrictions upon the disposition or exercise of an Option or upon the sale or other disposition of the shares of Common Stock deliverable upon exercise thereof as the Administrator may, in its sole discretion, determine. By accepting an award pursuant to this 1997 Plan, each Optionee shall thereby agree to any such restrictions.

  Section 10.2 Any certificate issued to evidence shares of Common Stock issued pursuant to an Option shall bear such legends and statements as the Committee, the Board of Directors or counsel to the Company shall deem advisable to assure compliance with the laws, rules and regulations of the United States government or any state or jurisdiction thereof. No shares of Common Stock will be delivered pursuant to exercise of the Options granted under this 1997 Plan until the Company has obtained such consents or approvals from such regulatory bodies of the United States government or any state or jurisdiction thereof as the Committee, the Board of Directors or counsel to the Company deems necessary or advisable.

                                   ARTICLE XI
                              FINANCIAL ASSISTANCE
                              --------------------

  Section 11.1 The Company is vested with authority under this 1997 Plan to assist any employee to whom an Option is granted hereunder (including any officer or director of the Company or any of its subsidiaries who is also an employee) in the payment of the purchase price payable on exercise of such Option, by lending the amount of such purchase price to such employee on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Board of Directors. Any such assistance shall comply with the requirements of Regulation G promulgated by the Board of the Federal Reserve System, as amended from time to time, and any other applicable law, rule or regulation.

                                  ARTICLE XII
                              APPLICATION OF FUNDS
                              --------------------

  Section 12.1 The proceeds received by the Company from the issuance and sale of Common Stock upon exercise of Options granted pursuant to this 1997 Plan are to be added to the general funds of the Company and used for its corporate purposes as determined by the Board of Directors.

                                  ARTICLE XIII
                             EFFECTIVENESS OF PLAN
                             ---------------------

  Section 13.1 This 1997 Plan shall become effective upon adoption by the Board of Directors, and approval by the Shareholders and Options may be issued hereunder from and after that date subject to the provisions of Section 3.3 above. This 1997 Plan must be approved by the Company's shareholders in accordance with the applicable provisions (relating to the issuance of stock or options) of the Company's governing documents and state law or, if no such approval is prescribed therein, by the affirmative vote of the holders of a majority of the votes cast at a duly held shareholders meeting at which a quorum representing a majority of all the Company's outstanding voting stock is present and voting (in person or by proxy) or, without regard to any required time period for approval, by any other method permitted by Section 422 of the Code and the regulations thereunder.

  IN WITNESS WHEREOF, pursuant to the approval of this 1997 Plan by the Board of Directors, this 1997 Plan is executed and adopted subject to Shareholder approval as of the ____ day of _______________, 1997.


ATTEST:                                    MEDCROSS, INC.



By:                                        By:
   --------------------------                 -------------------------------
  Secretary
                                           Its:
                                               ------------------------------

[CORPORATE SEAL]

                                                                           PROXY
                       ANNUAL MEETING OF SHAREHOLDERS OF
                                MEDCROSS, INC.
                              ON __________, 1997

          This Proxy is Solicited on Behalf of the Board of Directors


The undersigned hereby appoints Clay Wilkes, John W. Edwards, Henry Y.L. Toh, R. Huston Babcock and Joseph A. Cohen and each or any of them proxies, with power of substitution, to vote all shares of the undersigned at the Annual Meeting of Shareholders to be held on _________, 1997, at ____ a.m. at _______________________________, or at any adjournment thereof, upon the matters set forth in the Proxy Statement for such meeting, and in their discretion, or such other business as may properly come before the meeting.

1. TO ELECT TWO CLASS III DIRECTORS TO SERVE FOR THREE YEARS AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND SHALL QUALIFY.

    [_]FOR THE NOMINEES LISTED BELOW               [_]WITHHOLD AUTHORITY
                                                      to vote for the
                                                      nominees listed below

    (INSTRUCTION: To withhold authority to vote for the nominee strike a line through the nominee's name below:)

            John W. Edwards     R. Huston Babcock

2. APPROVE AND ADOPT AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO I-LINK, INC.

            [_]FOR                [_]AGAINST                  [_]ABSTAIN


3. TO APPROVE AND ADOPT AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK FROM 500,000 SHARES OF PREFERRED STOCK, $10.00 PAR VALUE, TO 2 MILLION SHARES OF PREFERRED STOCK, $10.00 PAR VALUE, TO PERMIT THE CONVERSION OF CONVERTIBLE NOTES ISSUED IN SEPTEMBER 1996 AND FOR OTHER GENERAL CORPORATE PURPOSES.

            [_]FOR                [_]AGAINST                  [_]ABSTAIN

4. TO APPROVE AND ADOPT AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 20 MILLION SHARES OF COMMON STOCK, $.007 PAR VALUE, TO 50 MILLION SHARES OF COMMON STOCK, $.007 PAR VALUE, TO PERMIT THE ISSUANCE OF SHARES IN CONNECTION WITH THE COMPANY'S ACQUISITION OF FAMILY TELECOMMUNICATIONS INCORPORATED, THE ISSUANCE OF OPTIONS AND WARRANTS AND FOR OTHER GENERAL CORPORATE PURPOSES.

            [_]FOR                [_]AGAINST                  [_]ABSTAIN

5. TO APPROVE THE ADOPTION OF THE 1997 RECRUITMENT STOCK OPTION PLAN WHICH PROVIDES FOR THE ISSUANCE OF INCENTIVE STOCK OPTIONS, NON-QUALIFIED STOCK OPTIONS AND STOCK APPRECIATION RIGHTS.

            [_]FOR                [_]AGAINST                  [_]ABSTAIN



Dated:  ___________________, 1997



                                       _______________________________
                                       Signature


                                       _______________________________
                                       Signature if held jointly


NOTE: When shares are held by joint tenants, both should sign. Persons signing as Executor, Administrator, Trustee, etc. should so indicate. Please sign exactly as the name appears on the proxy.

IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 and 5.

          PLEASE MARK, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE.


                                       2